FIXED INCOME	LIQUIDITY	EQUITIES	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds

Equity Portfolios

Investor and Institutional Shares

Prospectus

January 28, 2004, as supplemented November 3, 2004

BlackRock FundsSM is a mutual fund family with 47 investment portfolios, 5 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This Prospectus contains information on 5 of the BlackRock Equity funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

BlackRock

Large Cap Value Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is large cap value, referring to the type of securities the manager will choose for this fund.

Large Capitalization Companies: The fund defines these companies as those with market capitalizations equal to those within the universe of the Russell 1000 Value Index stocks. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however, their size may also make them less flexible and innovative than smaller companies.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund seeks long-term capital appreciation—current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. large capitalization value companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Value Index stocks). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 800 value companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the management team identifies stocks with low relative valuations and improving earnings expectations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund’s return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics of the fund’s portfolio similar to those of the Russell 1000 Value Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts that seek to replicate the price performance and dividend yield of the Russell 1000 Value Index.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap growth stocks may outperform this fund.

While the management team chooses stocks they believe to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table on the next page give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B, C and Institutional Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell 1000 Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

Institutional Shares were launched in April 1992, Investor A Shares were launched in May 1992, Investor B Shares were launched in January 1996 and Investor C Shares were launched in August 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for

Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Investor A and Investor B Shares. The actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares. Investor A Shares of the fund had expenses of 1.26% of average daily net assets (after waivers and reimbursements) and Investor B Shares and Investor C Shares of the fund each had expenses of 2.01% of average daily net assets (after waivers and reimbursements) for the fiscal year ended September 30, 2003.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/03

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date
Large Cap Value; Inv A
Return Before Taxes	19.56%	-6.70%	-1.70%	8.02%	04/20/92
Return After Taxes on Distributions	19.37%	-7.03%	-2.74%	5.81%
Return After Taxes on Distributions and Sale of Shares	12.93%	-5.74%	-1.76%	5.94%
Large Cap Value; Inv B
Return Before Taxes	19.76%	-7.02%	-1.86%	7.87%	04/20/92
Large Cap Value; Inv C
Return Before Taxes	23.37%	-5.94%	-1.53%	7.87%	04/20/92
Large Cap Value; Inst
Return Before Taxes	25.77%	-4.79%	-0.33%	9.00%	04/20/92
Russell 1000 Value (Reflects no deduction for fees, expenses or taxes)	30.03%	1.22%	3.57%	11.88%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, C and Institutional Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B, C and Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the fiscal year ended September 30, 2003 and may not reflect expenses of the fund after February 1, 2005.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases*	4.5%	0.0%	0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.00	%***	0.0%
(as percentage of offering price)
Redemption/Exchange Fee****	2.0%	2.0%	2.0%		2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares	Institutional Shares
Advisory fees	.55%	.55%	.55%	.55%
Distribution (12b-1) fees	.10%	.75%	.75%	.00%
Other expenses	.83%	.83%	.83%	.36%
Service fees	.25%	.25%	.25%	.00%
Processing fees	.15%	.15%	.15%	.00%
Other	.43%	.43%	.43%	.36%
Total annual fund operating expenses	1.48%	2.13%	2.13%	.91%
Fee waivers and expense reimbursements*	.22%	.12%	.12%	.12%
Net expenses[1]	1.26%	2.01%	2.01%	.79%
*	Reduced front-end sales charges may be available (See the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of .75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Processing Fees: Fees that are paid to service organizations that provide processing and administrative services for shareholder accounts.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares purchased on or after 1/28/04 that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.26% (for Investor A Shares), 2.01% (for Investor B and C Shares) and ..79% (for Institutional Shares) of average daily net assets until February 1, 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$573	$872	$1,202	$2,121
B Shares**
Redemption	$654	$1,005	$1,333	$2,287	***
B Shares
No Redemption	$204	$655	$1,133	$2,287	***
C Shares**
Redemption	$304	$655	$1,133	$2,453
C Shares
No Redemption	$204	$655	$1,133	$2,453
Institutional Shares	$81	$278	$492	$1,109
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with four separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Institutional Shares have no front-end or deferred sales charges and have lower on-going fees than Investor Shares, but have a higher investment minimum. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: David E. Byrket, CFA, Managing Director and Frederick W. Herrmann, CFA, Managing Director. Mr. Byrket and Mr. Herrmann have managed BlackRock’s Large Cap Value Equity Portfolio, Large Cap Growth Equity Portfolio, Select Equity Portfolio and the equity portion of BlackRock’s Balanced Portfolio, as well as institutional accounts at BlackRock, since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck, and Greer, LLC, where they were responsible for managing quantitative equity portfolios for institutional and high net worth accounts and mutual funds since 1996.

Financial Highlights

The financial information in the table on the next page shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund’s independent auditors for the fiscal years shown below. The auditor’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent auditors for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For an Investor A, B, C or Institutional Share Outstanding Throughout Each Period)

Large Cap Value Equity Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$8.83	$12.59	$15.11	$15.74	$14.68	$8.66	$12.43	$14.97	$15.61	$14.59

Income from investment operations
Net investment income (loss)	0.09	0.02	0.07	0.10	0.16	0.01	(0.07)	(0.03)	(0.01)	0.02
Net gain (loss) on investments (both realized and unrealized)	1.96	(3.39)	(1.27)	0.77	2.01	1.93	(3.33)	(1.26)	0.77	1.99

Total from investment operations	2.05	(3.37)	(1.20)	0.87	2.17	1.94	(3.40)	(1.29)	0.76	2.01

Less distributions
Distributions from net investment income	(0.10)	(0.02)	(0.07)	(0.09)	(0.16)	(0.02)	– –	– –	– –	(0.04)
Distributions from net realized gains	– –	(0.37)	(1.25)	(1.41)	(0.95)	– –	(0.37)	(1.25)	(1.40)	(0.95)

Total distributions	(0.10)	(0.39)	(1.32)	(1.50)	(1.11)	(0.02)	(0.37)	(1.25)	(1.40)	(0.99)

Net asset value at end of period	$10.78	$8.83	$12.59	$15.11	$15.74	$10.58	$8.66	$12.43	$14.97	$15.61

Total return[1]	23.32%	(27.70)%	(8.64)%	5.71%	14.85%	22.42%	(28.32)%	(9.36)%	4.93%	13.93%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$63,733	$76,044	$57,672	$56,689	$61,657	$17,634	$17,312	$29,178	$31,208	$33,206
Ratios of expenses to average net assets
Net expenses	1.26%	1.27%	1.27%	1.23%	1.19%	2.01%	2.01%	2.01%	2.00%	2.00%
Total expenses	1.38%	1.32%	1.27%	1.23%	1.19%	2.13%	2.07%	2.02%	2.00%	2.00%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	0.83%	0.22%	0.53%	0.66%	0.96%	0.09%	(0.51)%	(0.23)%	(0.11)%	0.15%
Before advisory/administration fee waivers	0.71%	0.17%	0.52%	0.66%	0.96%	(0.03)%	(0.56)%	(0.24)%	(0.11)%	0.15%
Portfolio turnover rate	150%	128%	114%	121%	42%	150%	128%	114%	121%	42%

	INVESTOR C SHARES					INSTITUTIONAL SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$8.67	$12.44	$14.97	$15.61	$14.59	$8.82	$12.60	$15.13	$15.75	$14.69

Income from investment operations
Net investment income (loss)	0.01	(0.07)	(0.03)	0.01	0.03	0.16	0.10	0.14	0.16	0.22
Net gain (loss) on investments (both realized and unrealized)	1.93	(3.33)	(1.25)	0.75	1.98	1.94	(3.42)	(1.28)	0.79	2.01

Total from investment operations	1.94	(3.40)	(1.28)	0.76	2.01	2.10	(3.32)	(1.14)	0.95	2.23

Less distributions
Distributions from net investment income	(0.02)	– –	– –	– –	(0.04)	(0.15)	(0.09)	(0.14)	(0.16)	(0.22)
Distributions from net realized gains	– –	(0.37)	(1.25)	(1.40)	(0.95)	– –	(0.37)	(1.25)	(1.41)	(0.95)

Total distributions	(0.02)	(0.37)	(1.25)	(1.40)	(0.99)	(0.15)	(0.46)	(1.39)	(1.57)	(1.17)

Net asset value at end of period	$10.59	$8.67	$12.44	$14.97	$15.61	$10.77	$8.82	$12.60	$15.13	$15.75

Total return[1]	22.40%	(28.29)%	(9.29)%	4.93%	13.93%	23.93%	(27.41)%	(8.22)%	6.24%	15.38%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$5,141	$5,868	$9,738	$7,608	$4,172	$151,603	$369,792	$1,345,903	$1,821,839	$1,909,445
Ratios of expenses to average net assets
Net expenses	2.01%	2.01%	2.01%	2.00%	2.00%	0.79%	0.79%	0.79%	0.78%	0.78%
Total expenses	2.13%	2.06%	2.02%	2.00%	2.00%	0.91%	0.84%	0.80%	0.78%	0.78%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	0.09%	(0.50)%	(0.24)%	(0.13)%	0.15%	1.27%	0.72%	1.00%	1.11%	1.37%
Before advisory/administration fee waivers	(0.03)%	(0.55)%	(0.25)%	(0.13)%	0.15%	1.15%	0.68%	0.99%	1.11%	1.37%
Portfolio turnover rate	150%	128%	114%	121%	42%	150%	128%	114%	121%	42%

[1]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.

BlackRock

Mid-Cap Value Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is mid-cap value, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund defines these companies as those with market capitalizations between $1 billion and $10 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies (market capitalizations between $1 billion and $10 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for “value” stocks from the universe of companies with market capitalizations between $1 billion and $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table on the next page give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B, C and Institutional Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell Midcap Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/03

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date
Mid-Cap Value; Inv A
Return Before Taxes	25.97%	0.06%	2.74%	5.29%	12/27/96
Return After Taxes on Distributions	25.91%	-0.46%	2.22%	4.67%
Return After Taxes on Distributions and Sale of Shares	16.97%	-0.15%	2.14%	4.27%
Mid-Cap Value; Inv B
Return Before Taxes	26.46%	-0.26%	2.55%	5.24%	12/27/96
Mid-Cap Value; Inv C
Return Before Taxes	29.96%	0.84%	2.90%	5.24%	12/27/96
Mid-Cap Value; Inst
Return Before Taxes	32.50%	2.05%	4.17%	6.49%	12/27/96
Russell Midcap Value (Reflects no deduction for fees, expenses or taxes)	38.07%	8.48%	8.73%	11.40%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, C and Institutional Shares will vary.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Processing Fees: Fees that are paid to service organizations that provide processing and administrative services for shareholder accounts.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B, C and Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the fiscal year ended September 30, 2003 and may not reflect expenses of the fund after February 1, 2005.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases*	4.5%	0.0%	0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.00	%***	0.0%
(as percentage of offering price)
Redemption/Exchange Fee****	2.0%	2.0%	2.0%		2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares	Institutional Shares
Advisory fees	.80%	.80%	.80%	.80%
Distribution (12b-1) fees	.10%	.75%	.75%	.00%
Other expenses	.93%	.93%	.93%	.46%
Service fees	.25%	.25%	.25%	.00%
Processing fees	.15%	.15%	.15%	.00%
Other	.53%	.53%	.53%	.46%
Total annual fund operating expenses	1.83%	2.48%	2.48%	1.26%
Fee waivers and expense reimbursements[1]	.10%	– –	– –	– –
Net expenses[1]	1.73%	2.48%	2.48%	1.26%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge Be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****Fee	applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.73% (for Investor A Shares), 2.48% (for Investor B and C Shares) and 1.26% (for Institutional Shares) of average daily net assets until February 1, 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$618	$ 990	$1,387	$2,493
B Shares**
Redemption	$701	$1,123	$1,521	$2,656	***
B Shares
No Redemption	$251	$ 773	$1,321	$2,656	***
C Shares**
Redemption	$351	$ 773	$1,321	$2,816
C Shares
No Redemption	$251	$ 773	$1,321	$2,816
Institutional Shares	$128	$ 400	$ 692	$1,523
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with four separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Institutional Shares have no front-end or deferred sales charges and have lower on-going fees than Investor Shares, but have a higher investment minimum. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is lead managed by Wayne J. Archambo, Managing Director at BlackRock Advisors, Inc. (BlackRock) since January 2002 and co-managed by Tobias Welo, Vice President at BlackRock since October 2002.

Before joining BlackRock, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.’s small and mid cap value equity products since the firm’s inception in 1995. He has been the fund’s manager since January 2002. Prior to joining BlackRock in 2002, Mr. Welo was an equity analyst covering capital goods, conglomerate, media and entertainment and food and beverage companies with Boston Partners Asset Management, L.P. (BPAM). Mr. Welo joined BPAM in 1999 after spending five years with Coopers & Lybrand L.L.P. in various positions. He has been the fund’s manager since January 2004.

Financial Highlights

The financial information in the table on the next page shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund’s independent auditors for the fiscal years shown below. The auditor’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent auditors for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For an Investor A, B, C or Institutional Share Outstanding Throughout Each Period)

Mid-Cap Value Equity Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$10.38	$11.31	$12.64	$11.33	$10.61	$10.11	$11.10	$12.49	$11.26	$10.58

Income from investment operations
Net investment income (loss)	0.02	(0.06)	0.03	0.02	0.05	(0.05)	(0.15)	(0.06)	(0.07)	(0.04)
Net gain (loss) on investments (both realized and unrealized)	1.54	(0.87)	(1.12)	1.56	0.72	1.49	(0.84)	(1.11)	1.55	0.72

Total from investment operations	1.56	(0.93)	(1.09)	1.58	0.77	1.44	(0.99)	(1.17)	1.48	0.68

Less distributions
Distributions from net investment income	– –	– –	(0.03)	(0.02)	(0.05)	– –	– –	(0.01)	– –	– –
Distributions from net realized gains	(0.77)	– –	(0.21)	(0.25)	– –	(0.77)	– –	(0.21)	(0.25)	– –

Total distributions	(0.77)	– –	(0.24)	(0.27)	(0.05)	(0.77)	– –	(0.22)	(0.25)	– –

Net asset value at end of period	$11.17	$10.38	$11.31	$12.64	$11.33	$10.78	$10.11	$11.10	$12.49	$11.26

Total return[1]	16.01%[2]	(8.22)%	(8.73)%	14.17%	7.14%	15.20%[2]	(8.92)%	(9.45)%	13.35%	6.33%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$3,841	$5,141	$4,566	$3,805	$4,328	$7,014	$7,411	$7,900	$4,871	$5,147
Ratios of expenses to average net assets
Net expenses	1.69%	1.63%	1.61%	1.60%	1.59%	2.44%	2.37%	2.36%	2.34%	2.34%
Total expenses	1.73%	1.63%	1.61%	1.60%	1.60%	2.47%	2.37%	2.36%	2.34%	2.34%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	0.19%	(0.40)%	0.20%	0.19%	0.41%	(0.50)%	(1.20)%	(0.55)%	(0.55)%	(0.34)%
Before advisory/administration fee waivers	0.16%	(0.40)%	0.20%	0.19%	0.41%	(0.53)%	(1.20)%	(0.55)%	(0.55)%	(0.34)%
Portfolio turnover rate	287%	323%	243%	205%	88%	287%	323%	243%	205%	88%

	INVESTOR C SHARES					INSTITUTIONAL SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$10.11	$11.10	$12.49	$11.26	$10.58	$10.44	$11.34	$12.66	$11.35	$10.63

Income from investment operations
Net investment income (loss)	(0.06)	(0.15)	(0.06)	(0.06)	(0.03)	0.10	0.01	0.08	0.08	0.11
Net gain (loss) on investments (both realized and unrealized)	1.50	(0.84)	(1.11)	1.54	0.71	1.53	(0.89)	(1.12)	1.56	0.72

Total from investment operations	1.44	(0.99)	(1.17)	1.48	0.68	1.63	(0.88)	(1.04)	1.64	0.83

Less distributions
Distributions from net investment income	– –	– –	(0.01)	– –	– –	– –	(0.02)	(0.07)	(0.08)	(0.11)
Distributions from net realized gains	(0.77)	– –	(0.21)	(0.25)	– –	(0.77)	– –	(0.21)	(0.25)	– –

Total distributions	(0.77)	– –	(0.22)	(0.25)	– –	(0.77)	(0.02)	(0.28)	(0.33)	(0.11)

Net asset value at end of period	$10.78	$10.11	$11.10	$12.49	$11.26	$11.30	$10.44	$11.34	$12.66	$11.35

Total return[1]	15.20%[2]	(8.92)%	(9.45)%	13.35%	6.33%	16.63%	(7.79)%	(8.29)%	14.35%	7.68%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$2,060	$2,262	$2,697	$946	$420	$24,493	$57,868	$208,432	$216,660	$233,891
Ratios of expenses to average net assets
Net expenses	2.44%	2.37%	2.36%	2.34%	2.34%	1.21%	1.14%	1.13%	1.13%	1.12%
Total expenses	2.47%	2.37%	2.36%	2.34%	2.34%	1.26%	1.14%	1.13%	1.13%	1.12%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	(0.51)%	(1.20)%	(0.56)%	(0.58)%	(0.34)%	0.58%	0.08%	0.67%	0.66%	0.88%
Before advisory/administration fee waivers	(0.54)%	(1.20)%	(0.56)%	(0.58)%	(0.34)%	0.54%	0.08%	0.67%	0.66%	0.88%
Portfolio turnover rate	287%	323%	243%	205%	88%	287%	323%	243%	205%	88%

[1]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[2]	Redemption fee of 2.00% is reflected in total return calculations.

BlackRock

Mid-Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is mid-cap growth, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund defines these companies as those with market capitalizations between $1 billion and $10 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies (market capitalizations between $1 billion and $10 billion) which the fund management team believes have above-average earnings growth potential. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on mid-cap emerging growth companies with market capitalizations between $1 billion and $10 billion. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management’s abilities) performed by the management team.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table on the next page give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B, C and Institutional Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell Midcap Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/03

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date
Mid-Cap Growth; Inv A
Return Before Taxes	27.55%	-14.97%	3.64%	7.56%	12/27/96
Return After Taxes on Distributions	27.55%	-14.97%	-1.51%	3.69%
Return After Taxes on Distributions and Sale of Shares	17.91%	-12.39%	0.80%	4.81%
Mid-Cap Growth; Inv B
Return Before Taxes	27.88%	-15.31%	3.66%	7.52%	12/27/96
Mid-Cap Growth; Inv C
Return Before Taxes	31.38%	-14.28%	3.85%	7.53%	12/27/96
Mid-Cap Growth; Inst
Return Before Taxes	34.07%	-13.23%	5.10%	8.81%	12/27/96
Russell Midcap Growth (Reflects no deduction for fees, expenses or taxes)	42.71%	-6.12%	2.01%	6.91%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, C and Institutional Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B, C and Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the fiscal year ended September 30, 2003 and may not reflect expenses of the fund after February 1, 2005.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Processing Fees: Fees that are paid to service organizations that provide processing and administrative services for shareholder accounts.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases*	4.5%	0.0%		0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%	**	1.00%	***	0.0%
(as percentage of offering price)
Redemption/Exchange Fee****	2.0%	2.0%		2.0%		2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares	Institutional Shares
Advisory fees	.80%	.80%	.80%	.80%
Distribution (12b-1) fees	.10%	.75%	.75%	.00%
Other expenses	.90%	.90%	.90%	.43%
Service fees	.25%	.25%	.25%	.00%
Processing fees	.15%	.15%	.15%	.00%
Other	.50%	.50%	.50%	.43%
Total annual fund operating expenses	1.80%	2.45%	2.45%	1.23%
Fee waivers and expense reimbursements[1]	.10%	– –	– –	– –
Net expenses[1]	1.70%	2.45%	2.45%	1.23%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.70% (for Investor A Shares), 2.45% (for Investor B and C Shares) and 1.23% (for Institutional Shares) of average daily net assets until February 1, 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$615	$982	$1,372	$2,463
B Shares**
Redemption	$698	$1,114	$1,506	$2,626	***
B Shares
No Redemption	$248	$764	$1,306	$2,626	***
C Shares**
Redemption	$348	$764	$1,306	$2,786
C Shares
No Redemption	$248	$764	$1,306	$2,786
Institutional Shares	$125	$390	$676	$1,489
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with four separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Institutional Shares have no front-end or deferred sales charges and have lower on-going fees than Investor Shares, but have a higher investment minimum. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is lead managed by Neil Wagner, Managing Director at BlackRock Advisors, Inc. (BlackRock) since January 2004, and co-managed by Andrew F. Thut, Vice President at BlackRock. Prior to joining BlackRock in April 2002, Mr. Wagner was a portfolio manager at Massachusetts Financial Services (MFS) since 1998. Prior to that, he was a senior research analyst at DFS Advisors LLC from 1997 to 1998 and an associate at Berkshire Partners from 1995 to 1997. Prior to joining BlackRock in April 2002, Mr. Thut was an equity analyst on the small and mid cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut worked in the Technology Investment Banking Group at BT Alex. Brown since 1995. Mr. Wagner has been a manager of the fund since May 2002 and Mr. Thut has been an analyst on the fund since May 2002 and a manager of the fund since March 2004.

Financial Highlights

The financial information in the table on the next page shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund’s independent auditors for the fiscal years shown below. The auditor’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent auditors for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For an Investor A, B, C or Institutional Share Outstanding Throughout Each Period)

Mid-Cap Growth Equity Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$5.77	$7.17	$25.92	$18.85	$11.02	$5.41	$6.77	$25.12	$18.52	$10.90

Income from investment operations
Net investment loss	(0.07)	(0.11)	(0.04)	(0.13)	(0.11)	(0.11)	(0.16)	(0.12)	(0.22)	(0.18)
Net gain (loss) on investments (both realized and unrealized)	1.47	(1.29)	(11.23)	13.82	7.94	1.37	(1.20)	(10.75)	13.44	7.80

Total from investment operations	1.40	(1.40)	(11.27)	13.69	7.83	1.26	(1.36)	(10.87)	13.22	7.62

Less distributions
Distributions from net realized gains	– –	– –	(7.48)	(6.62)	– –	– –	– –	(7.48)	(6.62)	– –

Total distributions	– –	– –	(7.48)	(6.62)	– –	– –	– –	(7.48)	(6.62)	– –

Net asset value at end of period	$7.17	$5.77	$7.17	$25.92	$18.85	$6.67	$5.41	$6.77	$25.12	$18.52

Total return[1]	24.26%[2]	(19.53)%	(56.91)%	90.62%	71.05%	23.29%[2]	(20.09)%	(57.24)%	89.38%	69.91%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$25,960	$26,242	$38,225	$83,152	$12,795	$33,982	$33,822	$51,186	$122,726	$12,698
Ratios of expenses to average net assets
Net expenses	1.68%	1.62%	1.60%	1.57%	1.58%	2.43%	2.37%	2.35%	2.31%	2.33%
Total expenses	1.71%	1.62%	1.60%	1.57%	1.59%	2.45%	2.37%	2.35%	2.31%	2.34%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	(0.96)%	(1.24)%	(0.38)%	(0.80)%	(0.95)%	(1.69)%	(1.98)%	(1.12)%	(1.53)%	(1.70)%
Before advisory/administration fee waivers	(0.98)%	(1.24)%	(0.38)%	(0.80)%	(0.96)%	(1.71)%	(1.98)%	(1.12)%	(1.53)%	(1.71)%
Portfolio turnover rate	168%	279%	584%	425%	318%	168%	279%	584%	425%	318%

	INVESTOR C SHARES					INSTITUTIONAL SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$5.41	$6.77	$25.10	$18.52	$10.90	$6.06	$7.49	$26.58	$19.12	$11.12

Income from investment operations
Net investment loss	(0.11)	(0.18)	(0.13)	(0.21)	(0.10)	(0.05)	(0.06)[3]	0.01	(0.08)	(0.07)
Net gain (loss) on investments (both realized and unrealized)	1.37	(1.18)	(10.72)	13.41	7.72	1.56	(1.37)	(11.62)	14.16	8.07

Total from investment operations	1.26	(1.36)	(10.85)	13.20	7.62	1.51	(1.43)	(11.61)	14.08	8.00

Less distributions
Distributions from net realized gains	– –	– –	(7.48)	(6.62)	– –	– –	– –	(7.48)	(6.62)	– –

Total distributions	– –	– –	(7.48)	(6.62)	– –	– –	– –	(7.48)	(6.62)	– –

Net asset value at end of period	$6.67	$5.41	$6.77	$25.10	$18.52	$7.57	$6.06	$7.49	$26.58	$19.12

Total return[1]	23.29%[2]	(20.09)%	(57.19)%	89.23%	69.91%	24.92%	(19.09)%	(56.71)%	91.06%	71.94%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$12,212	$12,092	$21,144	$61,542	$1,770	$46,970	$77,693	$301,779	$666,420	$361,901
Ratios of expenses to average net assets
Net expenses	2.43%	2.37%	2.35%	2.30%	2.33%	1.21%	1.14%	1.13%	1.10%	1.11%
Total expenses	2.45%	2.37%	2.35%	2.30%	2.34%	1.23%	1.14%	1.13%	1.10%	1.12%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	(1.69)%	(1.98)%	(1.10)%	(1.51)%	(1.70)%	(0.52)%	(0.76)%	0.06%	(0.37)%	(0.48)%
Before advisory/administration fee waivers	(1.71)%	(1.98)%	(1.10)%	(1.51)%	(1.71)%	(0.54)%	(0.76)%	0.06%	(0.37)%	(0.49)%
Portfolio turnover rate	168%	279%	584%	425%	318%	168%	279%	584%	425%	318%

[1]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[2]	Redemption fee of 2.00% is reflected in total return calculations.
[3]	Calculated using the average shares outstanding method.

BlackRock

Select Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Investment Goal

The fund’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund management team uses the S&P 500® Index as a benchmark. The fund normally invests at least 80% of its net assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund’s return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics of the fund’s portfolio similar to those of the S&P 500® Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts that seek to replicate the price performance and dividend yield of the S&P 500® Index.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Value and Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security of an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table on the next page give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B, C and Institutional Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

Institutional Shares were launched in September 1993, Investor A Shares were launched in October 1993, Investor B Shares were launched in March 1996 and Investor C Shares were launched in September 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Investor A and Investor B Shares. The actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares. Investor A Shares of the fund had expenses of 1.28% of average daily net assets (after waivers and reimbursements) and Investor B Shares and Investor C Shares of the fund each had expenses of 2.03% of average daily net assets (after waivers and reimbursements) for the fiscal year ended September 30, 2003.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/03

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	I Year	3 Years	5 Years	10 Years	Inception Date
Select Equity; Inv A
Return Before Taxes	21.49%	-11.22%	-6.53%	6.42%	09/13/93
Return After Taxes on Distributions	21.37%	-11.35%	-7.78%	4.82%
Return After Taxes on Distributions and Sale of Shares	14.13%	-9.42%	-5.75%	4.94%
Select Equity; Inv B
Return Before Taxes	21.80%	-11.54%	-6.67%	6.28%	09/13/93
Select Equity; Inv C
Return Before Taxes	25.27%	-10.49%	-6.38%	6.28%	09/13/93
Select Equity; Inst
Return Before Taxes	27.84%	-9.41%	-5.22%	7.39%	09/13/93
S&P 500® (Reflects no deduction for fees, expenses or taxes)	28.69%	-4.05%	-0.57%	11.07%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, C and Institutional Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B, C and Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the fiscal year ended September 30, 2003 and may not reflect expenses of the fund after February 1, 2005.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases*	4.5%	0.0%		0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%	**	1.00%	***	0.0%
(as percentage of offering price)
Redemption/Exchange Fee****	2.0%	2.0%		2.0%		2.0%
(as a percentage of amount redeemed)

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Processing Fees: Fees that are paid to service organizations that provide processing and administrative services for shareholder accounts.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares	Institutional Shares
Advisory fees	.55%	.55%	.55%	.55%
Distribution (12b-1) fees	.10%	.75%	.75%	.00%
Other expenses	.88%	.88%	.88%	.41%
Service fee	.25%	.25%	.25%	.00%
Processing fee	.15%	.15%	.15%	.00%
Other	.48%	.48%	.48%	.41%
Total annual fund operating expenses	1.53%	2.18%	2.18%	.96%
Fee waivers and expense reimbursements[1]	.25%	.15%	.15%	.15%
Net expenses[1]	1.28%	2.03%	2.03%	.81%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding front-end sales charges). A CDSC of .75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares purchased on or after 1/28/04 that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.28% (for Investor A Shares), 2.03% (for Investor B and C Shares) and ..81% (for Institutional Shares) of average daily net assets until February 1, 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$575	$888	$1,224	$2,171
B Shares**
Redemption	$656	$1,018	$1,356	$2,337***
B Shares
No Redemption	$206	$668	$1,156	$2,337***
C Shares**
Redemption	$306	$668	$1,156	$2,502
C Shares
No Redemption	$206	$668	$1,156	$2,502
Institutional Shares	$ 83	$291	$ 516	$1,164
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with four separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Institutional Shares have no front-end or deferred sales charges and have lower on-going fees than Investor Shares, but have a higher investment minimum. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: David E. Byrket, CFA, Managing Director and Frederick W. Herrmann, CFA, Managing Director. Mr. Byrket and Mr. Herrmann have managed BlackRock’s Large Cap Value Equity Portfolio, Large Cap Growth Equity Portfolio, Select Equity Portfolio, and the equity portion of BlackRock’s Balanced Portfolio, as well as institutional accounts at BlackRock, since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Hermann were Managing Directors at Weiss, Peck, and Greer, LLC, where they were responsible for managing quantitative equity portfolios for institutional and high net worth accounts and mutual funds since 1996.

Financial Highlights

The financial information in the table on the next page shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund’s independent auditors for the fiscal years shown below. The auditor’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent auditors for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For an Investor A, B, C or Institutional Share Outstanding Throughout Each Period)

Select Equity Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$8.41	$11.17	$20.69	$20.75	$17.00	$8.06	$10.79	$20.21	$20.44	$16.85

Income from investment operations
Net investment income (loss)	0.06	(0.01)	(0.02)	(0.02)	0.05	(0.02)[2]	(0.10)	(0.13)	(0.18)	(0.10)
Net gain (loss) on investments (both realized and unrealized)	1.79	(2.75)	(6.42)	1.60	4.36	1.74	(2.63)	(6.22)	1.58	4.30

Total from investment operations	1.85	(2.76)	(6.44)	1.58	4.41	1.72	(2.73)	(6.35)	1.40	4.20

Less distributions
Distributions from net investment income	(0.08)	– –	(0.01)	(0.01)	(0.05)	– –	– –	– –	– –	– –
Distributions from capital	– –	– –	(0.02)	– –	– –	– –	– –	(0.02)	– –	– –
Distributions from net realized gains	– –	– –	(3.05)	(1.63)	(0.61)	– –	– –	(3.05)	(1.63)	(0.61)

Total distributions	(0.08)	– –	(3.08)	(1.64)	(0.66)	– –	– –	(3.07)	(1.63)	(0.61)

Net asset value at end of period	$10.18	$8.41	$11.17	$20.69	$20.75	$9.78	$8.06	$10.79	$20.21	$20.44

Total return[1]	22.09%	(24.71)%	(35.65)%	7.64%	26.44%	21.34%	(25.30)%	(36.11)%	6.82%	25.38%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$19,408	$24,816	$37,267	$76,438	$66,646	$21,182	$22,119	$40,403	$81,562	$66,854
Ratios of expenses to average net assets
Net expenses	1.28%	1.28%	1.28%	1.25%	1.21%	2.03%	2.03%	2.03%	2.01%	2.02%
Total expenses	1.43%	1.36%	1.30%	1.25%	1.21%	2.18%	2.11%	2.05%	2.01%	2.02%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	0.45%	(0.04)%	(0.09)%	(0.11)%	0.26%	(0.30)%	(0.78)%	(0.84)%	(0.87)%	(0.55)%
Before advisory/administration fee waivers	0.30%	(0.11)%	(0.10)%	(0.11)%	0.26%	(0.45)%	(0.86)%	(0.85)%	(0.87)%	(0.55)%
Portfolio turnover rate	98%	124%	114%	103%	22%	98%	124%	114%	103%	22%

	INVESTOR C SHARES					INSTITUTIONAL SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$8.06	$10.79	$20.20	$20.44	$16.85	$8.50	$11.25	$20.77	$20.77	$17.01

Income from investment operations
Net investment income (loss)	(0.02)[2]	(0.11)	(0.15)	(0.16)	(0.08)	0.10[2]	0.11	0.06	0.07	0.14
Net gain (loss) on investments (both realized and unrealized)	1.73	(2.62)	(6.19)	1.55	4.28	1.83	(2.86)	(6.46)	1.61	4.36

Total from investment operations	1.71	(2.73)	(6.34)	1.39	4.20	1.93	(2.75)	(6.40)	1.68	4.50

Less distributions
Distributions from net investment income	– –	– –	– –	– –	– –	(0.11)	– –	(0.05)	(0.05)	(0.13)
Distributions from capital	– –	– –	(0.02)	– –	– –	– –	– –	(0.02)	– –	– –
Distributions from net realized gains	– –	– –	(3.05)	(1.63)	(0.61)	– –	– –	(3.05)	(1.63)	(0.61)

Total distributions	– –	– –	(3.07)	(1.63)	(0.61)	(0.11)	– –	(3.12)	(1.68)	(0.74)

Net asset value at end of period	$9.77	$8.06	$10.79	$20.20	$20.44	$10.32	$8.50	$11.25	$20.77	$20.77

Total return[1]	21.22%	(25.30)%	(36.07)%	6.77%	25.38%	22.80%	(24.44)%	(35.29)%	8.14%	26.96%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,829	$1,923	$3,955	$11,108	$6,543	$60,886	$134,859	$755,701	$1,466,964	$1,443,128
Ratios of expenses to average net assets
Net expenses	2.03%	2.03%	2.03%	2.01%	2.02%	0.81%	0.81%	0.81%	0.80%	0.80%
Total expenses	2.18%	2.11%	2.04%	2.01%	2.02%	0.96%	0.87%	0.82%	0.80%	0.80%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	(0.25)%	(0.80)%	(0.09)%	(0.87)%	(0.55)%	0.93%	0.36%	0.38%	0.33%	0.67%
Before advisory/administration fee waivers	(0.40)%	(0.87)%	(0.09)%	(0.87)%	(0.55)%	0.79%	0.30%	0.37%	0.33%	0.67%
Portfolio turnover rate	98%	124%	114%	103%	22%	98%	124%	114%	103%	22%

[1]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[2]	Calculated using the average shares outstanding method.

BlackRock

Balanced Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities:  Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds:  Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Equity Security:  A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Grade:  Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style:  Refers to the guiding principle of a mutual fund’s investment choices. The investment style of this fund is balanced, meaning that the managers will choose both equity and fixed income securities for this fund.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Investment Goal

The Fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the management team invests primarily in a blend of equity and fixed income securities selected to deliver returns through the combination of capital appreciation and current income. The equity and fixed income managers work together to determine an appropriate asset allocation strategy.

Equity Portion

In pursuit of the fund’s investment goal, the fund management team uses the S&P 500® Index as a benchmark. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund’s return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics of the fund’s portfolio similar to those of the S&P 500® Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts that seek to replicate the price performance and dividend yield of the S&P 500® Index.

IMPORTANT DEFINITIONS

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market, with 80% coverage of U.S. equities.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Fixed Income Portion

The fixed income portion of the fund consists of a broad range of U.S. investment grade bonds including U.S. Government bonds, mortgage-backed, asset-backed and corporate debt securities. The fund normally will invest at least 25% of its total assets in bonds. The fund may invest up to 10% of its total assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The fixed income team seeks bonds that will add value while controlling risk.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in these securities in order to achieve its investment goal.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because market conditions can vary, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

Two risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest up to 10% of its total assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table on the next page give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B, C and Institutional Shares (in the table). The chart shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (65%) and the Lehman Aggregate Index (35%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

Investor A Shares were launched in May 1990, Institutional Shares were launched in May 1992, Investor B Shares were launched in October 1994 and Investor C Shares were launched in December 1996. The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund. The actual return of Investor B and C Shares would have been lower than shown for the period before they were launched because Investor B and C Shares have higher expenses than Investor A Shares. Investor A Shares of the fund had expenses of 1.56% of average daily net assets (after waivers and reimbursements) and Investor B Shares and Investor C Shares of the fund each had expenses of 2.31% of average daily net assets (after waivers and reimbursements) for the fiscal year ended September 30, 2003.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/03

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date
Balanced; Inv A
Return Before Taxes	14.69%	-4.77%	-2.27%	6.54%	05/14/90
Return After Taxes on Distributions	14.16%	-5.49%	-3.74%	4.75%
Return After Taxes on Distributions and Sale of Shares	9.77%	-4.44%	-2.48%	4.81%
Balanced; Inv B
Return Before Taxes	14.72%	-5.12%	-2.41%	6.30%	05/14/90
Balanced; Inv C
Return Before Taxes	18.22%	-4.03%	-2.10%	6.30%	05/14/90
Balanced; Inst
Return Before Taxes	20.63%	-2.86%	-0.91%	7.50%	05/14/90
65% S&P 500®/35% Leh. Agg. (Reflects no deduction for fees, expenses or taxes)	19.73%	0.35%	2.29%	9.94%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.

After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, C and Institutional Shares will vary.

Expenses and Fees

The tables on the next page explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B, C and Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the fiscal year ended September 30, 2003 and may not reflect expenses of the fund after February 1, 2005.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Processing Fees: Fees that are paid to service organizations that provide processing and administrative services for shareholder accounts.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases*	4.5%	0.0%	0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.00	%***	0.0%
(as percentage of offering price)
Redemption/Exchange Fee****	2.0%	2.0%	2.0%		2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares	Institutional Shares
Advisory fees	.55%	.55%	.55%	.55%
Distribution (12b-1) fees	.10%	.75%	.75%	.00%
Interest expense	.23%	.23%	.23%	.23%
Other expenses	.88%	.88%	.88%	.41%
Service fees	.25%	.25%	.25%	.00%
Processing fees	.15%	.15%	.15%	.00%
Other	.48%	.48%	.48%	.41%
Total annual fund operating expenses	1.76%	2.41%	2.41%	1.19%
Fee waivers and expense reimbursements[1]	.20%	.10%	.10%	.10%
Net expenses[1]	1.56%	2.31%	2.31%	1.09%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of .75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares purchased on or after 1/28/04 that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.33% (excluding interest expense) (for Investor A Shares), 2.08% (excluding interest expense) (for Investor B and C Shares) and .86% (excluding interest expense) (for Institutional Shares) of average daily net assets until February 1, 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$602	$961	$1,343	$2,414
B Shares**
Redemption	$684	$1,092	$1,477	$2,578	***
B Shares
No Redemption	$234	$742	$1,277	$2,578	***
C Shares**
Redemption	$334	$742	$1,277	$2,739
C Shares
No Redemption	$234	$742	$1,277	$2,739
Institutional Shares	$111	$368	$645	$1,434
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with four separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Institutional Shares have no front-end or deferred sales charges and have lower on-going fees than Investor Shares, but have a higher investment minimum. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The co-lead managers for the equity portion of the fund are David E. Byrket, CFA, Managing Director and Frederick W. Herrmann, CFA, Managing Director. Mr. Byrket and Mr. Herrmann have managed BlackRock’s Large Cap Value Equity Portfolio, Large

Cap Growth Equity Portfolio, Select Equity Portfolio and the equity portion of BlackRock’s Balanced Portfolio, as well as institutional accounts at BlackRock, since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Direction at Weiss, Peck, and Greer, LLC, where they were responsible for managing quantitative equity portfolios for institutional and high net worth accounts and mutual funds since 1996.

The co-lead managers for the fixed income portion of the fund are Robert S. Kapito, who has been Vice Chairman of BlackRock since 1988, and Keith T. Anderson, a Managing Director at BlackRock since 1988. Mr. Kapito and Mr. Anderson have been managers of the fund since 1995.

Financial Highlights

The financial information in the table on the next page shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund’s independent auditors for the fiscal years shown below. The auditor’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent auditors for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For an Investor A, B, C or Institutional Share Outstanding Throughout Each Period)

Balanced Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$11.10	$13.25	$20.13	$19.72	$18.33	$11.01	$13.14	$19.98	$19.59	$18.22

Income from investment operations
Net investment income (loss)	0.27	0.28	0.26	0.38	0.41	0.18	0.20	0.15	0.22	0.24
Net gain (loss) on investments (both realized and unrealized)	1.62	(2.10)	(4.03)	1.11	2.18	1.62	(2.10)	(4.00)	1.09	2.18

Total from investment operations	1.89	(1.82)	(3.77)	1.49	2.59	1.80	(1.90)	(3.85)	1.31	2.42

Less distributions
Distributions from net investment income	(0.28)	(0.33)	(0.30)	(0.38)	(0.41)	(0.20)	(0.23)	(0.18)	(0.22)	(0.26)
Distributions from net realized gains	– –	– –	(2.81)	(0.70)	(0.79)	– –	– –	(2.81)	(0.70)	(0.79)

Total distributions	(0.28)	(0.33)	(3.11)	(1.08)	(1.20)	(0.20)	(0.23)	(2.99)	(0.92)	(1.05)

Net asset value at end of period	$12.71	$11.10	$13.25	$20.13	$19.72	$12.61	$11.01	$13.14	$19.98	$19.59

Total return[1]	17.22%	(14.01)%	(21.26)%	7.59%	14.40%	16.42%	(14.67)%	(21.84)%	6.72%	13.46%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$85,538	$115,667	$108,795	$149,594	$132,833	$40,432	$40,717	$67,732	$102,530	$96,253
Ratios of expenses to average net assets
Net expenses	1.39%	1.42%	1.34%	1.30%	1.25%	2.13%	2.16%	2.08%	2.07%	2.07%
Net expenses (excluding interest expense)	1.33%	1.34%	1.34%	1.29%	1.25%	2.08%	2.08%	2.09%	2.07%	2.07%
Total expenses	1.49%	1.44%	1.36%	1.30%	1.25%	2.23%	2.19%	2.10%	2.07%	2.07%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	2.16%	2.25%	1.75%	1.86%	2.05%	1.40%	1.48%	1.01%	1.09%	1.23%
Before advisory/administration fee waivers	2.05%	2.22%	1.74%	1.86%	2.05%	1.29%	1.45%	1.00%	1.09%	1.23%
Portfolio turnover rate	399%	232%	210%	176%	122%	399%	232%	210%	176%	122%

	INVESTOR C SHARES					INSTITUTIONAL SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$11.01	$13.14	$19.98	$19.59	$18.22	$11.12	$13.28	$20.16	$19.75	$18.35

Income from investment operations
Net investment income	0.18	0.21	0.13	0.22	0.23	0.35	0.58	0.35	0.48	0.49
Net gain (loss) on investments (both realized and unrealized)	1.62	(2.11)	(3.98)	1.09	2.19	1.60	(2.35)	(4.05)	1.10	2.18

Total from investment operations	1.80	(1.90)	(3.85)	1.31	2.42	1.95	(1.77)	(3.70)	1.58	2.67

Less distributions
Distributions from net investment income	(0.20)	(0.23)	(0.18)	(0.22)	(0.26)	(0.34)	(0.39)	(0.37)	(0.47)	(0.48)
Distributions from net realized gains	– –	– –	(2.81)	(0.70)	(0.79)	– –	– –	(2.81)	(0.70)	(0.79)

Total distributions	(0.20)	(0.23)	(2.99)	(0.92)	(1.05)	(0.34)	(0.39)	(3.18)	(1.17)	(1.27)

Net asset value at end of period	$12.61	$11.01	$13.14	$19.98	$19.59	$12.73	$11.12	$13.28	$20.16	$19.75

Total return[1]	16.42%	(14.67)%	(21.84)%	6.73%	13.46%	17.75%	(13.62)%	(20.83)%	8.05%	14.81%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$4,669	$4,911	$9,425	$11,967	$10,095	$12,261	$24,055	$205,085	$385,793	$414,057
Ratios of expenses to average net assets
Net expenses	2.13%	2.16%	2.09%	2.07%	2.07%	0.92%	0.92%	0.86%	0.85%	0.86%
Net expenses (excluding interest expense)	2.08%	2.08%	2.09%	2.06%	2.07%	0.86%	0.86%	0.86%	0.85%	0.86%
Total expenses	2.23%	2.19%	2.11%	2.07%	2.07%	1.02%	0.93%	0.88%	0.85%	0.86%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	1.39%	1.47%	0.97%	1.09%	1.23%	2.67%	2.36%	2.04%	2.30%	2.44%
Before advisory/administration fee waivers	1.29%	1.44%	0.96%	1.09%	1.23%	2.57%	2.34%	2.03%	2.30%	2.44%
Portfolio turnover rate	399%	232%	210%	176%	122%	399%	232%	210%	176%	122%

[1]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.

About Your Investment

Buying Investor Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you. A person who gets compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund’s net asset value.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment.

Buying Institutional Shares

Institutional Shares are offered without a sales charge to:

■	Institutional investors and individuals with a minimum investment of $2 million
■	Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:
■	acts in a fiduciary capacity (excluding participant-directed employee benefit plans)
■	otherwise has investment discretion or
■	acts as custodian for at least $2 million in assets
■	Registered investment advisers with a minimum investment of $250,000

Purchase orders may be placed by calling (800) 441-7450.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange is open (a business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the front-end sales charge if you are purchasing Investor A Shares. When you buy Institutional Shares, you pay the NAV/Share.

When you buy Investor Shares PFPC Inc. (PFPC), the Company’s transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Company’s transfer agent, whose job it is to keep track of shareholder records.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including when a particular security does not trade regularly or has had its trading halted or there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock under the direction of the Company’s Board of Trustees. For example, in valuing a security that trades principally on a foreign market, a fund uses the most recent closing market price from the market on which the security principally trades, unless because of a significant event subsequent to the market close such closing market price, in BlackRock’s judgment, does not represent the current market value of the security. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. Therefore, a fund may adjust the closing market price of a foreign security as a result of a significant subsequent event to reflect what it believes to be the fair value of the security as of the time the fund calculates its NAV. Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value.

When you place a purchase order for Investor Shares, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders holding Institutional Shares should contact their institutions for more information.

When Must You Pay?

Payment for an order for Investor Shares must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following PFPC’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative or other financial intermediary will be responsible for any loss to a fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are purchasing must accompany a completed purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call BlackRock Funds c/o PFPC Inc. at (800) 441-7762 before doing so to confirm the wiring instructions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Company, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Company to identify you. The Company may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Company may use a third party to obtain and verify this information. The Company may not be able to establish an account if you do not provide the necessary information.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company won’t accept a purchase order of $1 million or more for Investor B or Investor C Shares. Your registered representative may set a lower maximum for Investor B Share purchases.

The minimum investment for the initial purchase of Institutional Shares is:

■	$2 million for institutions and individuals
■	$250,000 for registered investment advisers

There is no minimum requirement for later investments. The Company does not accept third party checks as payment for shares.

The Company may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Company, meets the minimum investment requirement.

The Company may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of any fund at any time.

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A, B, C or Institutional Shares.

A Shares (Front-End Load)

■	One time sales charge paid at time of purchase
■	Lower ongoing distribution fees

■	Free exchange with other A Shares in BlackRock Funds family
■	Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because ongoing distribution fees are less than for other Investor Share classes.
■	Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)

■	No front-end sales charge when you buy shares
■	You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.
■	Higher ongoing distribution fees than A Shares
■	Free exchange with other B Shares in BlackRock Funds family
■	Automatically convert to A Shares eight years from purchase
■	Advantage: No up-front sales charge so you start off owning more shares.
■	Disadvantage: You pay higher ongoing distribution fees than on A Shares each year you own shares, which means that you can expect lower total performance per share.

C Shares (Level Load)

■	No front-end sales charge when you buy shares
■	Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
■	Higher ongoing distribution fees than A Shares
■	Free exchange with other C Shares in BlackRock Funds family
■	Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.
■	Disadvantage: You pay higher ongoing distribution fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to A Shares, so you will continue paying the higher ongoing distribution fees as long as you hold the C Shares. Over the long term, this can add up to higher total fees than either A Shares or B Shares.

Institutional Shares (No Load)

■	No front-end sales charge or CDSC
■	No distribution fee and lower expenses than Investor Shares

■	No exchange privilege
■	Higher investment minimum than Investor Shares

Investor B Shares received through the reinvestment of dividends and distributions convert to A Shares proportionately with the conversion of B Shares that were not received through reinvestment.

How Much is the Sales Charge?

The tables below show the schedules of sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedule of front-end sales charges and quantity discounts applies to the Large Cap Value Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Select Equity and Balanced Portfolios.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $50,000	4.50%	4.71%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	4.00%	4.17%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.00%	2.04%
$1 million or more	0.00%	0.00%
*	There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a CDSC of 1.00% for the Mid-Cap Value Equity, and Mid-Cap Growth Equity Portfolios, and 0.75% for the Large Cap Value Equity, Select Equity and Balanced Portfolios, of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The Company’s distributor retains .50% of the sales charge on all purchases of Investor A Shares. When an investor purchases Investor A Shares directly from the Company (and not through a broker), the distributor retains the entire front-end sales charge.

Purchase of Investor B Shares

Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the offering price or the net asset value of the B Shares on the redemption date (whichever is less) and is calculated without regard to any redemption/exchange fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	4.50%
More than one but less than two years	4.00%
More than two but less than three years	3.50%
More than three but less than four years	3.00%
More than four but less than five years	2.00%
More than five but less than six years	1.00%
More than six years	0.00%

Purchase of Investor C Shares

Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The 1.00% is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less) and is calculated without regard to any redemption/exchange fee. The CDSC may be waived under certain circumstances, as described below. There is no CDSC on C Shares redeemed after 12 months.

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Company redeems the Shares that have been held the longest.

Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Purchase of Investor A Shares” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor B Shares can be reduced depending on how long you own the shares (a schedule of these reductions is listed above in the “Purchase of Investor B Shares” section). The CDSC on Investor B and C Shares also may be eliminated through waivers (described below). For more information, see the SAI or contact your investment professional.

Right of Accumulation (Investor A Shares)

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A Shares in all BlackRock funds that are subject to a front-end sales charge may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. In order to use this right, the investor must alert PFPC to the existence of previously purchased shares.

Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A Shares in one or more funds subject to a front-end sales charge within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The Letter of Intent may be signed anytime within 90 days after the first investment to be covered by the letter. The initial investment must meet the minimum initial purchase requirement. The investor must tell PFPC that later purchases are subject to the Letter of Intent. During the term of the Letter of Intent, PFPC will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of the total purchase indicated in the letter. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

Reinvestment Privilege (Investor A, Investor B and Investor C Shares)

Upon redemption of Investor Shares, a shareholder has a right, to be exercised once a year and within 60 days of the redemption, to reinvest the redemption proceeds (after paying any applicable CDSC or redemption/exchange fee) in Investor A Shares of the SAME fund without paying a front-end sales charge. Shares will be purchased at the net asset value (NAV) calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must be notified, in writing, by the shareowner of record or the registered representative of record. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, (b) a trustee or fiduciary of a single trust estate or single fiduciary account or (c) members of any organized group you belong to that has been in existence for more than six months, if it is not organized for the purpose of investing in mutual funds, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762 or see the SAI.

Waiving the Sales Charge (Investor A Shares)

The following investors may buy Investor A Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code;

(d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a fund; (e) persons participating in a “wrap account” or similar program under which they pay advisory fees to a broker-dealer or other financial institution; and (f) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares. Additionally, some people associated with the Company and its service providers may buy Investor A Shares without paying a sales charge. The front-end sales charge is not applied on Investor A shares acquired through the reinvestment of dividends or distributions. For more information on the waivers, please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762 or see the SAI.

Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in connection with: (a) redemptions of Investor B and Investor C Shares purchased through authorized qualified employee benefit plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by the Company, BlackRock or its affiliates; (e) redemptions in connection with a shareholder’s death (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B or Investor C Shares; (f) involuntary redemptions of Investor B or Investor C Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); and (h) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Company. In addition, no CDSC is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions. For more information on these waivers, please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Company has adopted a plan (the Plan) that allows the Company to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing and processing fees for certain services provided to its shareholders.

Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and PNC Bank affiliates (including BlackRock) for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of .10% per year of the average daily net asset value of each fund attributable to Investor A Shares. All Investor B and C Shares pay a maximum of .75% per year. Institutional Shares do not pay a distribution fee.

Under the Plan, the Company also pays shareholder servicing and shareholder processing fees to BlackRock in return for certain support services for Investor A, B and C shareholders. BlackRock may enter into arrangements with Service Organizations (including PNC Bank and its affiliates) whereby the Service Organizations provide the support services to their customers who own Investor Shares in return for these fees. The Company may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor Shares of a fund. All Investor Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Investor Shares of up to .15% per year of the average daily net asset value of Investor Shares of a fund, Service Organizations (including BlackRock) may provide one or more of these additional services:

(1)	Processing purchase and redemption requests from customers and placing orders with the Distributor;
(2)	Processing dividend payments from the Company on behalf of customers;
(3)	Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
(4)	Providing other similar services.

Institutional Shares do not pay a shareholder servicing fee or shareholder processing fee.

Although BlackRock generally pays these shareholder servicing and shareholder processing fees to Service Organizations whose customers own Investor Shares, BlackRock may retain a portion of the shareholder servicing fees and a significant portion of the shareholder processing fees in return for providing services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the funds). BlackRock, the Distributor and their affiliates may pay affiliated and unaffiliated Service Organizations compensation for the sale and distribution of shares of the funds or for services to the funds and shareholders. These payments (Additional Payments) would be in addition to the payments by the funds described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. Additional

Payments generally are made available to all qualified Service Organizations when they are in effect, subject to applicable NASD regulations. The aggregate amount of Additional Payments may be substantial. For more information on Additional Payments, see the SAI.

Selling Shares

You can redeem Investor Shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your Investor Shares at the next net asset value (NAV) calculated after your order is received by the fund’s transfer agent minus any applicable CDSC and/or redemption/exchange fee. Each of the CDSC and redemption/exchange fee is assessed without regard to the other. See “Market Timing and Redemption/Exchange Fees” below.

Investor Shares may be redeemed by sending a written redemption request to BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019.

You can also make redemption requests with respect to Investor Shares through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed Investor Shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds until the earlier of 10 days after the purchase date or until the check has cleared.

Holders of Institutional Shares may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption/exchange fee. See “Market Timing and Redemption/Exchange Fees” below. The Company, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Company and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed Institutional Shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Company reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Company, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests with respect to Institutional Shares may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Mail Stop WR-R100-04-07, Wilmington, DE 19809.

The Company is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds at 100 Bellevue Parkway, Mail Stop WR-R100-04-07, Wilmington, DE 19809.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption/Exchange Fees

The interests of long-term shareholders and the Company’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and may have an adverse effect on all shareholders. If the Company believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption/exchange fees, as described below. For transactions placed directly with the Company, the Company may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Company. Certain accounts, however, include multiple investors and such accounts typically provide the Company with a net purchase or redemption request on any given day where purchases and redemptions of shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Company. While the Company monitors for market timing activity, the Company may be unable to identify such activities because the netting effect often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations.

Each of the equity funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). The High Yield Bond and International Bond Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 90-day period, or 30-day period, as the case may be, begins with each acquisition of Investor Shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The redemption/exchange fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Company, (iii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship. The Company reserves the right to modify or eliminate these waivers at any time.

Expedited Redemptions of Investor Shares

If a holder of Investor Shares has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once authorization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, Inc.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the Balanced Portfolio is BlackRock Financial Management, Inc.

The Company's Rights

The Company may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the fourth paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Company may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

Management

BlackRock Funds’ adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $323.5 billion of assets under management as of September 30, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser for the Balanced Portfolio.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2003, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Large Cap Value Equity	.43%
Mid-Cap Value Equity	.76%
Mid-Cap Growth Equity	.78%
Select Equity	.40%
Balanced	.45%

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets), are as follows:

Total Annual Advisory Fee for the Large Cap Value Equity, Select Equity and Balanced Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.550%
$1 billion-$2 billion	.500%
$2 billion-$3 billion	.475%
more than $3 billion	.450%

Total Annual Advisory Fee for the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.800%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.675%
more than $3 billion	.625%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares through February 1, 2005 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each quarter. The Company’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. stock or securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes in computing your taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

Use of the exchange privilege for Investor Shares will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

Services for Shareholders

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling BlackRock Funds c/o PFPC Inc. at (800) 441-7762.

Exchange Privilege for Investor Shares

BlackRock Funds offers 47 different funds, enough to meet virtually any investment need. Once you are a holder of Investor Shares, you have the right to exchange Investor A, B, or C Shares from one fund to Investor A, B or C Shares of another to meet your changing financial needs.

You can exchange $500 (or any other applicable minimum) or more from one fund into another. Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) Because different funds have different sales charges, the exchange of Investor A Shares may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC, although exchanges may be subject to the 2% redemption/exchange fee. See “Market Timing and Redemption/Exchange Fees” above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

To make an exchange, you must send a written request to BlackRock Funds c/o PFPC Inc. at P.O. Box 9819, Providence, Rhode Island, 02940-8019. You can also make exchanges via telephone automatically, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the form contact PFPC. The Company has the right to reject any telephone request.

The Company may suspend or terminate your exchange privilege at any time, including if the Company believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption/Exchange Fees” above.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

Automatic Investment Plan (AIP)

If you would like to establish a regular, affordable investment program, BlackRock Funds makes it easy to set up. As a holder of Investor Shares in any fund, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

Retirement Plans

Investor Shares may be purchased in conjunction with individual retirement accounts (IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP) for Investor Shares

This feature can be used by holders of Investor Shares who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current investment of $10,000 or more in Investor Shares in a fund. Shareholders can elect to receive cash payments of $50 or more monthly, every other month, quarterly, semi-annually or annually. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If an investor purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, holders of Investor Shares please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762 and holders of Institutional Shares please contact BlackRock Funds at (800) 441-7450.

Internet Transactions

Holders of Investor Shares in the funds may view their account balance and activity through the BlackRock website. To use this service, you will need a browser that supports Microsoft Internet Explorer version 4.5 or higher or Netscape Navigator 4.0 or higher.

The total purchase amount will be debited directly from your bank account via the Automated Clearing House (ACH) system. Purchases made on the Internet using the ACH system will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Company will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Applications may be downloaded from www.blackrock.com. Please read the Internet Services Disclosure Agreement and the User Agreement before attempting to transact online.

The Company employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Company in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Company or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company’s annual and semi-annual reports and prospectuses have been posted on the Company’s website on the Internet if they enroll in the Company’s electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1)  Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2)  Log on to www.investordelivery.com.

3)  Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1)  Log on to http://funds.blackrock.com.

2)  Click on Electronic Delivery icon on either side of your screen.

3)  Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2004, as supplemented October 27, 2004 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company’s annual and semi-annual reports, by calling (800) 441-7762 if you hold Investor Shares, and (800) 441-7450 if you hold Institutional Shares. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 5:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762 if you hold Investor Shares, and (800) 441-7450 if you hold Institutional Shares.

Purchases and Redemptions

Call your registered representative or (800) 441-7762 if you hold Investor Shares, and (800) 441-7450 if you hold Institutional Shares.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Written Correspondence

For holders of Investor Shares:

Post Office Address: BlackRock Funds, c/o PFPC Inc.,

P.O. Box 9819, Providence, RI 02940-8019

Street Address: BlackRock Funds, c/o PFPC Inc.,

760 Moore Road, King of Prussia, PA 19406-1212

For holders of Institutional Shares

BlackRock Funds

100 Bellevue Parkway

Mail Stop WR-R100-04-07

Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday - Friday. Call: (888) 825-2257

Portfolio Characteristics and Holdings

For additional information, as well as more current information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (888) 825-2257.

Securities and Exchange Commission (SEC)

You may also view and copy public information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

EQPRXPRO 11/04

FIXED INCOME	LIQUIDITY	EQUITIES	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds

Bond Portfolios

Investor and Institutional Shares

Prospectus

January 28, 2004, as supplemented November 3, 2004

BlackRock FundsSM is a mutual fund family with 47 investment portfolios, 2 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This Prospectus contains information on 2 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for either fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to both funds.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

1

BlackRock

Intermediate Government Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses

2

derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage.

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The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table on the next page give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B, C and Institutional Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

Institutional Shares were launched in April 1992, Investor A Shares were launched in May 1992 and Investor B and C Shares were launched in October 1996. The performance for Investor B and C Shares for the period before they were launched is based upon performance for Investor A Shares. The actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares. Investor A Shares of the fund had expenses of 1.07% of average daily net assets (after waivers and reimbursements) and Investor B Shares and Investor C Shares of the fund each had expenses of 1.82% of average daily net assets (after waivers and reimbursements) for the fiscal year ended September 30, 2003.

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As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/03

AVERAGE ANNUAL TOTAL RETURN*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date
Intermediate Govt. Bond; Inv A
Return Before Taxes	-2.52%	4.67%	4.79%	5.13%	04/20/92
Return After Taxes on Distributions	-3.93%	2.83%	2.78%	3.00%	—
Return After Taxes on Distributions and Sale of Shares	-1.64%	2.86%	2.82%	3.02%	—
Intermediate Govt. Bond; Inv B
Return Before Taxes	-3.68%	4.19%	4.48%	4.97%	04/20/92
Intermediate Govt. Bond; Inv C
Return Before Taxes	-0.18%	5.28%	4.83%	4.98%	04/20/92
Intermediate Govt. Bond; Inst
Return Before Taxes	1.94%	6.53%	6.09%	5.99%	04/20/92
LB Intermediate Govt. (Reflects no deduction for fees, expenses or taxes)	2.29%	6.73%	6.19%	6.32%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, C and Institutional Shares will vary.

Expenses and Fees

The tables on the next page explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B, C and Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the fiscal year ended September 30, 2003 and may not reflect expenses of the fund after February 1, 2005.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Processing Fees: Fees that are paid to service organizations that provide processing and administrative services for shareholder accounts.

Service Fees: Fees that are paid to service organizations that provide for personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases*	4.0%	0.0%		0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5	%**	1.00	%***	0.0%
(as percentage of offering price)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares	Institutional Shares
Advisory fees	.50%	.50%	.50%	.50%
Distribution (12b-1) fees	.10%	.75%	.75%	.00%
Other expenses	.82%	.82%	.82%	.35%
Service fees	.25%	.25%	.25%	.00%
Processing fees	.15%	.15%	.15%	.00%
Other	.42%	.42%	.42%	.35%
Total annual fund operating expenses	1.42%	2.07%	2.07%	.85%
Fee waivers and expense reimbursements[1]	.35%	.25%	.25%	.25%
Net expenses[1]	1.07%	1.82%	1.82%	.60%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares), 1.82% (excluding interest expense) (for Investor B and C Shares) and .60% (excluding interest expense) (for Institutional Shares) of average daily net assets until February 1, 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$505	$798	$1,113	$2,005
B Shares**
Redemption	$635	$975	$1,291	$2,136	***
B Shares
No Redemption	$185	$625	$1,091	$2,136	***
C Shares**
Redemption	$285	$625	$1,091	$2,380
C Shares
No Redemption	$185	$625	$1,091	$2,380
Institutional Shares	$61	$246	$447	$1,026
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with four separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Institutional Shares have no front-end or deferred sales charges and have lower on-going fees than Investor Shares, but have a higher investment minimum. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Todd Kopstein,

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Managing Director of BFM since 2003. With BlackRock since 1994, Mr. Kopstein spent two years as an analyst in the Account Management Group followed by one and one-half years with BlackRock Solutions. He became a portfolio manager specializing in short duration securities in 1998. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Todd Kopstein since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Todd Kopstein since January 2003.

Financial Highlights

The financial information in the table on the next page shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund’s independent auditors for the fiscal years shown below. The auditor’s report, along with the fund’s financial statements, are included in the Company’s annual report which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent auditors for the current fiscal year.

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FINANCIAL HIGHLIGHTS

(For an Investor A, B, C or Institutional Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$10.84	$10.57	$9.91	$9.89	$10.48	$10.82	$10.55	$9.91	$9.89	$10.48

Income from investment operations
Net investment income	0.43	0.49	0.56	0.55	0.54	0.34	0.41	0.48	0.49	0.46
Net gain (loss) on investments (both realized and unrealized)	(0.15)	0.27	0.65	0.02	(0.51)	(0.15)	0.27	0.64	0.01	(0.51)

Total from investment operations	0.28	0.76	1.21	0.57	0.03	0.19	0.68	1.12	0.50	(0.05)

Less distributions
Distributions from net investment income	(0.47)	(0.49)	(0.55)	(0.54)	(0.54)	(0.39)	(0.41)	(0.48)	(0.47)	(0.46)
Distributions from net realized gains	– –	– –	– –	(0.01)	(0.08)	– –	– –	– –	(0.01)	(0.08)

Total distributions	(0.47)	(0.49)	(0.55)	(0.55)	(0.62)	(0.39)	(0.41)	(0.48)	(0.48)	(0.54)

Net asset value at end of period	$10.65	$10.84	$10.57	$9.91	$9.89	$10.62	$10.82	$10.55	$9.91	$9.89

Total return[1]	2.60%	7.46%	12.58%	6.05%	0.28%	1.75%	6.68%	11.55%	5.26%	(0.47)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$54,693	$52,507	$14,033	$9,262	$7,239	$12,312	$8,197	$3,518	$1,398	$809
Ratios of expenses to average net assets
Net expenses	1.07%	1.08%	1.64%	1.47%	1.25%	1.82%	1.81%	2.34%	2.24%	1.97%
Net expenses (excluding interest expense)	1.07%	1.07%	1.04%	1.08%	1.06%	1.82%	1.81%	1.81%	1.81%	1.80%
Total expenses	1.32%	1.30%	1.85%	1.69%	1.46%	2.06%	2.04%	2.56%	2.45%	2.19%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.94%	4.71%	5.29%	5.66%	5.29%	3.17%	3.88%	4.67%	4.96%	4.57%
Before advisory/administration fee waivers	3.70%	4.49%	5.08%	5.45%	5.08%	2.92%	3.66%	4.46%	4.75%	4.34%
Portfolio turnover rate	143%	183%	157%	131%	191%	143%	183%	157%	131%	191%

	INVESTOR C SHARES					INSTITUTIONAL SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$10.83	$10.55	$9.91	$9.89	$10.48	$10.82	$10.55	$9.91	$9.89	$10.48

Income from investment operations
Net investment income	0.34	0.41	0.48	0.48	0.46	0.48	0.54	0.61	0.61	0.59
Net gain (loss) on investments (both realized and unrealized)	(0.15)	0.28	0.64	0.02	(0.51)	(0.15)	0.27	0.63	0.01	(0.51)

Total from investment operations	0.19	0.69	1.12	0.50	(0.05)	0.33	0.81	1.24	0.62	0.08

Less distributions
Distributions from net investment income	(0.39)	(0.41)	(0.48)	(0.47)	(0.46)	(0.52)	(0.54)	(0.60)	(0.59)	(0.59)
Distributions from net realized gains	– –	– –	– –	(0.01)	(0.08)	– –	– –	– –	(0.01)	(0.08)

Total distributions	(0.39)	(0.41)	(0.48)	(0.48)	(0.54)	(0.52)	(0.54)	(0.60)	(0.60)	(0.67)

Net asset value at end of period	$10.63	$10.83	$10.55	$9.91	$9.89	$10.63	$10.82	$10.55	$9.91	$9.89

Total return[1]	1.75%	6.77%	11.55%	5.26%	(0.47)%	3.09%	7.97%	12.90%	6.54%	0.75%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$18,028	$7,389	$1,677	$598	$468	$230,610	$281,983	$309,383	$325,510	$388,917
Ratios of expenses to average net assets
Net expenses	1.82%	1.81%	2.24%	2.23%	2.00%	0.60%	0.60%	1.33%	1.02%	0.81%
Net expenses (excluding interest expense)	1.82%	1.81%	1.77%	1.81%	1.81%	0.60%	0.60%	0.60%	0.60%	0.60%
Total expenses	2.06%	2.03%	2.45%	2.44%	2.22%	0.85%	0.83%	1.54%	1.23%	1.02%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.08%	3.81%	4.57%	4.87%	4.56%	4.46%	5.26%	5.97%	6.17%	5.77%
Before advisory/administration fee waivers	2.84%	3.59%	4.36%	4.66%	4.34%	4.21%	5.04%	5.75%	5.96%	5.56%
Portfolio turnover rate	143%	183%	157%	131%	191%	143%	183%	157%	131%	191%

[1]	Neither front-end sales load nor contingent deferred sales load is reflected.

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BlackRock

High Yield Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers U.S. Corporate High Yield Index (the benchmark).

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security’s rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

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IMPORTANT DEFINITIONS

Lehman Brothers U.S. Corporate High Yield Index: An unmanaged index that is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 and at least one year to maturity.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default or other swaps and interest rate or foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield

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bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

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A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the

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management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B, C and Institutional Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers U.S. Corporate High Yield Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/03

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date
High Yield Bond; Inv A
Return Before Taxes	21.16%	9.11%	5.35%	5.47%	11/19/98
Return After Taxes on Distributions	17.52%	4.93%	1.14%	1.28%
Return After Taxes on Distributions and Sale of Shares	13.51%	5.09%	1.83%	1.94%
High Yield Bond; Inv B
Return Before Taxes	21.91%	9.19%	5.36%	5.59%	11/19/98
High Yield Bond; Inv C
Return Before Taxes	25.37%	10.14%	5.64%	5.72%	11/19/98
High Yield Bond; Inst
Return Before Taxes	28.06%	11.49%	6.94%	7.04%	11/19/98
Lehman Brothers U.S. Corporate High Yield (Reflects no deduction for fees, expenses or taxes)	28.97%	10.21%	5.23%	5.43%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Processing Fees: Fees that are paid to service organizations that provide processing and administrative services for shareholder accounts.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, C and Institutional Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B, C and Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the fiscal year ended September 30, 2003 and may not reflect expenses of the fund after February 1, 2005.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.0%	0.0%	0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.00	%***	0.0%
(as percentage of offering price)
Redemption/Exchange Fee****	2.0%	2.0%	2.0%		2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares	Institutional Shares
Advisory fees	.50%	.50%	.50%	.50%
Distribution (12b-1) fees	.10%	.75%	.75%	.00%
Interest expense	.06%	.06%	.06%	.06%
Other expenses	.81%	.81%	.81%	.34%
Service fees	.25%	.25%	.25%	.00%
Processing fees	.15%	.15%	.15%	.00%
Other	.41%	.41%	.41%	.34%
Total annual fund operating expenses	1.47%	2.12%	2.12%	.90%
Fee waivers and expense reimbursements[1]	.24%	.14%	.14%	.14%
Net expenses[1]	1.23%	1.98%	1.98%	.76%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

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**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares purchased on or after 1/28/2004 that are redeemed or exchanged within 30 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% (excluding interest expense) (for Investor A Shares), 1.92% (excluding interest expense) (for Investor B and C Shares) and .70% (excluding interest expense) (for Institutional Shares) of average daily net assets until February 1, 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$619	$919	$1,241	$2,150
B Shares**
Redemption	$651	$1,000	$1,326	$2,198	***
B Shares
No Redemption	$201	$650	$1,126	$2,198	***
C Shares**
Redemption	$301	$650	$1,126	$2,441
C Shares
No Redemption	$201	$650	$1,126	$2,441
Institutional Shares	$78	$273	$485	$1,095
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with four separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Institutional Shares have no front-end or deferred sales charges and have lower on-going fees than Investor Shares, but have a higher investment minimum. Which option should you choose? It

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depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003 and Scott Amero, Managing Director of BFM since 1990. Jeff Gary is the head of the High Yield Team. Prior to joining BFM, he was a Managing Director and portfolio manager with AIG (American General) Investment Group. Jeff Gary and Scott Amero have been portfolio managers since September 2003, and Scott Amero has been part of the portfolio management team since the funds’ inception.

Financial Highlights

The financial information in the table on the next page shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund’s independent auditors for the fiscal years shown below. The auditor’s report, along with the fund’s financial statements, are included in the Company’s annual report which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent auditors for the current fiscal year.

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FINANCIAL HIGHLIGHTS

(For an Investor A, B, C or Institutional Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	INVESTOR A SHARES						INVESTOR B SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	For the Period 11/19/98[1] through 9/30/99		Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	For the Period 11/19/981 through 9/30/99
Net asset value at beginning of period	$6.75	$7.40	$8.92	$9.73	$10.00		$6.75	$7.39	$8.91	$9.73	$10.00

Income from investment operations
Net investment income	0.73	0.82	0.90	1.07	0.86		0.65	0.74	0.83	0.99	0.79
Net gain (loss) on investments (both realized and unrealized)	0.96	(0.69)	(1.40)	(0.81)	(0.31)		0.98	(0.66)	(1.40)	(0.81)	(0.31)

Total from investment operations	1.69	0.13	(0.50)	0.26	0.55		1.63	0.08	(0.57)	0.18	0.48

Less distributions
Distributions from net investment income	(0.71)	(0.78)	(1.02)	(1.07)	(0.82)		(0.65)	(0.72)	(0.95)	(1.00)	(0.75)

Total distributions	(0.71)	(0.78)	(1.02)	(1.07)	(0.82)		(0.65)	(0.72)	(0.95)	(1.00)	(0.75)

Net asset value at end of period	$7.73	$6.75	$7.40	$8.92	$9.73		$7.73	$6.75	$7.39	$8.91	$9.73

Total return3	26.25%	1.38%	(5.98)%	2.63%	5.50%		25.34%	0.75%	(6.71)%	1.74%	4.78%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$82,391	$18,932	$8,980	$5,094	$4,412		$107,078	$57,612	$49,786	$39,897	$12,407
Ratios of expenses to average net assets
Net expenses	1.22%	1.33%	1.52%	1.70%	1.54%[2]		1.98%	2.09%	2.27%	2.47%	2.27%[2]
Net expenses (excluding interest expense)	1.17%	1.17%	1.17%	1.17%	1.15%[2]		1.92%	1.92%	1.91%	1.92%	1.88%[2]
Total expenses	1.36%	1.48%	1.68%	1.88%	2.21	%2	2.12%	2.23%	2.43%	2.57%	2.94%[2]
Ratios of net investment income to average net assets
After advisory/administration fee waivers	8.81%	10.42%	10.55%	11.41%	10.17%[2]		8.39%	9.81%	10.01%	10.84%	9.41%[2]
Before advisory/administration fee waivers	8.68%	10.28%	10.39%	11.23%	9.49%[2]		8.25%	9.66%	9.85%	10.74%	8.73%[2]
Portfolio turnover rate	212%	301%	331%	235%	185%		212%	301%	331%	235%	185%

	INVESTOR C SHARES						INSTITUTIONAL SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	For the Period 11/19/98[1] through 9/30/99		Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	For the Period 11/19/98[1] through 9/30/99
Net asset value at beginning of period	$6.75	$7.40	$8.92	$9.73	$10.00		$6.75	$7.39	$8.92	$9.73	$10.00

Income from investment operations
Net investment income	0.67	0.76	0.83	0.99	0.78		0.73	0.82	0.94	1.12	0.90
Net gain (loss) on investments (both realized and unrealized)	0.97	(0.69)	(1.40)	(0.80)	(0.31)		1.00	(0.64)	(1.41)	(0.82)	(0.31)

Total from investment operations	1.64	0.07	(0.57)	0.19	0.47		1.73	0.18	(0.47)	0.30	0.59

Less distributions
Distributions from net investment income	(0.65)	(0.72)	(0.95)	(1.00)	(0.74)		(0.74)	(0.82)	(1.06)	(1.11)	(0.86)

Total distributions	(0.65)	(0.72)	(0.95)	(1.00)	(0.74)		(0.74)	(0.82)	(1.06)	(1.11)	(0.86)

Net asset value at end of period	$7.74	$6.75	$7.40	$8.92	$9.73		$7.74	$6.75	$7.39	$8.92	$9.73

Total return3	25.48%	0.61%	(6.70)%	1.86%	4.69%		26.98%	2.00%	(5.66)%	3.11%	5.93%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$73,246	$21,939	$11,319	$3,758	$2,647		$170,902	$94,065	$95,663	$72,839	$63,860
Ratios of expenses to average net assets
Net expenses	1.97%	2.08%	2.25%	2.45%	2.25%[2]		0.76%	0.87%	1.06%	1.24%	1.02%[2]
Net expenses (excluding interest expense)	1.92%	1.91%	1.91%	1.92%	1.88%[2]		0.70%	0.70%	0.70%	0.70%	0.71%[2]
Total expenses	2.11%	2.23%	2.41%	2.63%	2.92%[2]		0.90%	1.01%	1.22%	1.41%	1.67%[2]
Ratios of net investment income to average net assets
After advisory/administration fee waivers	8.14%	9.73%	9.63%	10.63%	9.36%[2]		9.63%	10.94%	11.22%	11.95%	10.49%[2]
Before advisory/administration fee waivers	8.00%	9.59%	9.47%	10.45%	8.69%[2]		9.49%	10.80%	11.06%	11.78%	9.85%[2]
Portfolio turnover rate	212%	301%	331%	235%	185%		212%	301%	331%	235%	185%

[1]	Commencement of operations of share class.
[2]	Annualized.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected.

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About Your Investment

Buying Investor Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you. A person who gets compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund’s net asset value.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment.

Buying Institutional Shares

Institutional Shares are offered without a sales charge to:

■	Institutional and individual investors with a minimum investment of $2 million
■	Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:

■	acts in a fiduciary capacity (excluding participant-directed employee benefit plans)
■	otherwise has investment discretion or
■	acts as custodian for at least $2 million in assets

■	Registered investment advisers with a minimum investment of $250,000

Purchase orders may be placed by calling (800) 441-7450.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange is open (a business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the front-end sales charge if you are purchasing Investor A Shares. When you buy Institutional Shares, you pay the NAV/share.

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When you buy Investor Shares PFPC Inc. (PFPC), the Company’s transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the Company’s transfer agent, whose job it is to keep track of shareholder records.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including when a particular security does not trade regularly or has had its trading halted or there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock under the direction of the Company’s Board of Trustees. For example, in valuing a security that trades principally on a foreign market, a fund uses the most recent closing market price from the market on which the security principally trades, unless because of a significant event subsequent to the market close such closing market price, in BlackRock’s judgment, does not represent the current market value of the security. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. Therefore, a fund may adjust the closing market price of a foreign security as a result of a significant subsequent event to reflect what it believes to be the fair value of the security as of the time

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the fund calculates its NAV. Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value.

When you place a purchase order for Investor Shares, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders holding Institutional Shares should contact their institutions for more information.

When Must You Pay?

Payment for an order for Investor Shares must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following PFPC’s receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative or other financial intermediary will be responsible for any loss to a fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are purchasing must accompany a completed purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call BlackRock Funds c/o PFPC Inc. at (800) 441-7762 before doing so to confirm the wiring instructions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Company, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Company to identify you. The Company may also ask to see other identifying

23

documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Company may use a third party to obtain and verify this information. The Company may not be able to establish an account if you do not provide the necessary information.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company won’t accept a purchase order of $1 million or more for Investor B or Investor C Shares. Your registered representative may set a lower maximum for Investor B Shares purchasers.

The minimum investment for the initial purchase of Institutional Shares is:

■	$2 million for institutions and individuals
■	$250,000 for registered investment advisers

There is no minimum requirement for later investments. The Company does not accept third party checks as payment for shares.

The Company may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Company, meets the minimum investment requirement.

The Company may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A, B, C or Institutional Shares.

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A Shares (Front-End Load)

■	One time sales charge paid at time of purchase
■	Lower ongoing distribution fees
■	Free exchange with other A Shares in BlackRock Funds family
■	Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because ongoing distribution fees are less than for other Investor Share classes.
■	Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)

■	No front-end sales charge when you buy shares
■	You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.
■	Higher ongoing distribution fees than A Shares
■	Free exchange with other B Shares in BlackRock Funds family
■	Automatically convert to A Shares seven years from purchase
■	Advantage: No up-front sales charge so you start off owning more shares.
■	Disadvantage: You pay higher ongoing distribution fees than on A Shares each year you own shares, which means that you can expect lower total performance per share.

C Shares (Level Load)

■	No front-end sales charge when you buy shares
■	Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
■	Higher ongoing distribution fees than A Shares
■	Free exchange with other C Shares in BlackRock Funds family
■	Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.
■	Disadvantage: You pay higher ongoing distribution fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to A Shares, so you will continue paying the higher ongoing distribution fees as long as you hold the C Shares. Over the long term, this can add up to higher total fees than either A Shares or B Shares.

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Institutional Shares (No load)

■	No front-end sales charge or CDSC
■	No distribution fee and lower expenses than Investor Shares
■	No exchange privilege
■	Higher investment minimum than Investor Shares

Investor B Shares received through the reinvestment of dividends and distributions convert to A Shares proportionately with the conversion of B Shares that were not received through reinvestment.

How Much is the Sales Charge?

The tables below show the schedules of sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedule of front-end sales charges and quantity discounts applies to the Intermediate Government Bond Portfolio.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $50,000	4.00%	4.17%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	1.50%	1.52%
$1 million or more	0.00%	0.00%
*	There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a contingent deferred sales charge of 0.50% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

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The following schedule of front-end sales charges and quantity discounts applies to the High Yield Bond Portfolio.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $50,000	5.00%	5.26%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	4.50%	4.71%
$250,000 but less than $500,000	3.50%	3.63%
$500,000 but less than $1,000,000	2.50%	2.56%
$1 million or more	0.0%	0.0%
*	There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however, you will pay a contingent deferred sales charge of 0.75% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The Company’s distributor retains .50% of the sales charge on all purchases of Investor A Shares. When an investor purchases Investor A Shares directly from the Company (and not through a broker), the distributor retains the entire front-end sales charge.

Purchase of Investor B Shares

Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the offering price or the net asset value of the B Shares on the redemption date (whichever is less) and is calculated without regard to any redemption/exchange fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	4.50%
More than one but less than two years	4.00%
More than two, but less than three years	3.50%
More than three but less than four years	3.00%
More than four but less than five years	2.00%
More than five but less than six years	1.00%
More than six years	0.00%

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Purchase of Investor C Shares

Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The 1.00% is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less) and is calculated without regard to any redemption/exchange fee. The CDSC may be waived under certain circumstances, as described below. There is no CDSC on C Shares redeemed after 12 months.

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Company redeems the Shares that have been held the longest.

Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Purchase of Investor A Shares” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor B Shares can be reduced depending on how long you own the shares (a schedule of these reductions is listed above in the “Purchase of Investor B Shares” section). The CDSC on Investor B and C Shares also may be eliminated through waivers (described below). For more information, see the SAI or contact your investment professional.

Right of Accumulation (Investor A Shares)

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A Shares in all BlackRock funds that are subject to a front-end sales charge may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. In order to use this right, the investor must alert PFPC to the existence of previously purchased shares.

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Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A Shares in one or more funds subject to a front-end sales charge within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The Letter of Intent may be signed anytime within 90 days after the first investment to be covered by the letter. The initial investment must meet the minimum initial purchase requirement. The investor must tell PFPC that later purchases are subject to the Letter of Intent. During the term of the Letter of Intent, PFPC will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of the total purchase indicated in the letter. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

Reinstatement Privilege (Investor A, Investor B and Investor C Shares)

Upon redemption of Investor Shares, a shareholder has a right, to be exercised once a year and within 60 days of the redemption, to reinvest the redemption proceeds (after paying any applicable CDSC or redemption/exchange fee) in Investor A Shares of the SAME fund without paying a front-end sales charge. Shares will be purchased at the net asset value (NAV) calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must be notified, in writing, by the shareowner of record or the registered representative of record. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, (b) a trustee or fiduciary of a single trust estate or single fiduciary account or (c) members of any organized group you belong to that has been in existence for more than six months, if it is not organized for the purpose of

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investing in mutual funds, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762 or see the SAI.

Waiving the Sales Charge (Investor A Shares)

The following investors may buy Investor A Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a fund; (e) persons participating in a “wrap account” or similar program under which they pay advisory fees to a broker-dealer or other financial institution; and (f) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares. Additionally, some people associated with the Company and its service providers may buy Investor A Shares without paying a sales charge. The front-end sales charge is not applied on Investor A Shares acquired through the reinvestment of dividends or distributions. For more information on the waivers, please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762 or see the SAI.

Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in connection with: (a) redemptions of Investor B and Investor C Shares purchased through authorized qualified employee benefit plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by the

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Company, BlackRock or its affiliates; (e) redemptions in connection with a shareholder’s death (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B or Investor C Shares; (f) involuntary redemptions of Investor B or Investor C Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); and (h) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Company. In addition, no CDSC is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions. For more information on these waivers, please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Company has adopted a plan (the Plan) that allows the Company to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing and processing fees for certain services provided to its shareholders.

Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and PNC Bank affiliates (including BlackRock) for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of .10% per year of the average daily net asset value of each fund attributable to Investor A Shares. All Investor B and C Shares pay a maximum of .75% per year. Institutional Shares do not pay a distribution fee.

Under the Plan, the Company also pays shareholder servicing and shareholder processing fees to BlackRock in return for certain support services for Investor A, B and C shareholders. BlackRock may enter into arrangements with Service Organizations (including PNC Bank and its affiliates) whereby the Service Organizations provide the support services to their customers who

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own Investor Shares in return for these fees. The Company may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor Shares of a fund. All Investor Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Investor Shares of up to .15% per year of the average daily net asset value of Investor Shares of a fund, Service Organizations (including BlackRock) may provide one or more of these additional services:

(1)	Processing purchase and redemption requests from customers and placing orders with the Distributor;
(2)	Processing dividend payments from the Company on behalf of customers;
(3)	Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
(4)	Providing other similar services.

Institutional Shares do not pay a shareholder servicing fee or shareholder processing fee.

Although BlackRock generally pays these shareholder servicing and shareholder processing fees to Service Organizations whose customers own Investor Shares, BlackRock may retain a portion of the shareholder servicing fees and a significant portion of the shareholder processing fees in return for providing services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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For more information on the Plan including a complete list of services provided thereunder, see the SAI.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the funds). BlackRock, the Distributor and their affiliates may pay affiliated and unaffiliated Service Organizations compensation for the sale and distribution of shares of the funds or for services to the funds and shareholders. These payments (Additional Payments) would be in addition to the payments by the funds described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. Additional Payments generally are made available to all qualified Service Organizations when they are in effect, subject to applicable NASD regulations. The aggregate amount of Additional Payments may be substantial. For more information on Additional Payments, see the SAI.

Selling Shares

You can redeem Investor Shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund’s transfer agent minus any applicable CDSC and/or redemption/exchange fee. Each of the CDSC and redemption/exchange fee is assessed without regard to the other. See “Market Timing and Redemption/Exchange Fees” below.

Investor Shares may be redeemed by sending a written redemption request to BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019.

You can also make redemption requests with respect to Investor Shares through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

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Unless another option is requested, payment for redeemed Investor Shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds until the earlier of 10 days after the purchase date or until the check has cleared.

Holders of Institutional Shares may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption/exchange fee. See “Market Timing and Redemption/Exchange Fees” below. The Company, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Company and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed Institutional Shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Company reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Company, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests for Institutional Shares may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Mail Stop WR-R100-04-07, Wilmington, DE 19809.

The Company is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire

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redemption proceeds, it is necessary to send a written request to BlackRock Funds at 100 Bellevue Parkway, Mail Stop WR-R100-04-07, Wilmington, DE 19809.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption/Exchange Fees

The interests of long-term shareholders and the Company’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and may have an adverse effect on all shareholders. If the Company believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption/exchange fees, as described below. For transactions placed directly with the Company, the Company may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Company. Certain accounts, however, include multiple investors and such accounts typically provide the Company with a net purchase or redemption request on any given day where purchases and redemptions of shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Company. While the Company monitors for market timing activity, the Company may be unable to identify such activities because the netting effect often makes it more difficult to

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locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations.

Each of the High Yield Bond and International Bond Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Each of the equity funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period, or 90-day period, as the case may be, begins with each acquisition of Investor Shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The redemption/ exchange fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Company, (iii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship. The Company reserves the right to modify or eliminate these waivers at any time.

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Expedited Redemptions of Investor Shares

If a holder of Investor Shares has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once authorization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

The Company's Rights

The Company may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the fourth paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Company may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, Inc.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

Management

BlackRock Funds’ adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $323.5 billion of assets under management as of September 30, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2003, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Intermediate Government Bond	.25%
High Yield Bond	.36%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE
first $1 billion	.500%
$1 billion—$2 billion	.450%
$2 billion—$3 billion	.425%
greater than $3 billion	.400%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares

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through February 1, 2005 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Company’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend

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income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

Use of the exchange privilege for Investor Shares will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

40

Services for Shareholders

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling BlackRock Funds c/o PFPC Inc. at (800) 441-7762.

Exchange Privilege for Investor Shares

BlackRock Funds offers 47 different funds, enough to meet virtually any investment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to Investor A, B, or C Shares of another to meet your changing financial needs.

You can exchange $500 (or any other applicable minimum) or more from one fund into another. Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) Because different funds have different sales charges, the exchange of Investor A Shares may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC although exchanges may be subject to the 2% redemption/exchange fee. See “Market Timing and Redemption/Exchange Fees” above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

To make an exchange, you must send a written request to BlackRock Funds c/o PFPC Inc. at P.O. Box 9819, Providence, RI 02940-8019. You can also make exchanges via telephone automatically, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the form contact PFPC. The Company has the right to reject any telephone request.

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The Company may suspend or terminate your exchange privilege at any time, including if the Company believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption/Exchange Fees” above.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

Automatic Investment Plan (AIP) for Investor Shares

If you would like to establish a regular, affordable investment program, BlackRock Funds makes it easy to set up. As a holder of Investor Shares in any fund, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

Retirement Plans for Investor Shares

Investor Shares may be purchased in conjunction with individual retirement accounts (IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019, or call (800) 441-7762. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP) for Investor Shares

This feature can be used by holders of Investor Shares who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current investment of $10,000 or more in Investor Shares in a fund. Shareholders can elect to receive cash payments of $50 or more monthly, every other month, quarterly, semi-annually or annually. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

42

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If an investor purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, holders of Investor Shares please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762 and holders of Institutional Shares please contact BlackRock Funds at (800) 441-7450.

Internet Transactions for Investor Shares

Holders of Investor Shares in the funds may view their account balance and activity through the BlackRock Funds website. To use this service, you will need a browser that supports Microsoft Internet Explorer version 4.5 or higher or Netscape Navigator 4.0 or higher.

The total purchase amount will be debited directly from your bank account via the Automated Clearing House (ACH) system. Purchases made on the Internet using the ACH system will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Company will limit Internet

43

purchases and redemptions in Investor Class shares to $25,000.00 per trade. Applications may be downloaded from www.blackrock.com.

Please read the Internet Services Disclosure Agreement and the User Agreement before attempting to transact online.

The Company employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Company in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Company, or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company’s annual and semi- annual reports and prospectuses have been posted on the Company’s website on the Internet if they enroll in the Company’s electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages

1)  Have your enrollment number ready. If you do not have one, please contact your financial advisor.

2)  Log on to www.investordelivery.com.

3)  Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

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Shareholders Who Hold Accounts Directly With the Fund:

1)  Log on to http://funds.blackrock.com.

2)  Click on Electronic Delivery icon on either side of your screen.

3)  Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

45

For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2004, as supplemented October 27, 2004, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company’s annual and semi-annual reports, by calling (800) 441-7762 if you hold Investor Shares and (800) 441-7450 if you hold Institutional Shares. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762 if you hold Investor Shares and (800) 441-7450 if you hold Institutional Shares.

Purchases and Redemptions

Call your registered representative or (800) 441-7762 if you hold Investor Shares and (800) 441-7450 if you hold Institutional Shares.

World Wide Web

Access general fund information and specific fund

performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Written Correspondence

For holders of Investor Shares:

Post Office Address:

BlackRock Funds, c/o PFPC Inc.,

P.O. Box 9819, Providence, RI 02940-8019

Street Address: BlackRock Funds, c/o PFPC Inc.,

760 Moore Road, King of Prussia, PA 19406-1212

For holders of Institutional Shares:

BlackRock Funds

100 Bellevue Parkway

Mail Stop WR-R100-04-07

Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals

9 a.m. to 6 p.m. (Eastern time), Monday-Friday.

Call: (888) 825-2257

Portfolio Characteristics and Holdings

For additional information, as well as more current information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (888) 825-2257.

Securities and Exchange Commission (SEC)

You may also view and copy public information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

FIPRXPRO 11/04

FIXED INCOME	LIQUIDITY	EQUITIES	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds

Money Market Portfolio

Investor and Institutional Shares

Prospectus

January 28, 2004, as supplemented November 3, 2004

BlackRock FundsSM is a mutual fund family with 47 investment portfolios, 1 of which is described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Money Market Portfolio Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This Prospectus contains information on the BlackRock Money Market Portfolio. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the fund and your rights as a shareholder.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

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BlackRock

Money Market Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund’s money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Investment Goal

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, the fund may invest in:

1)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2)	High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3)	Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4)	Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5)	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6)	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7)	Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

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Quality

The fund manager, under guidelines established by the Company’s Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund’s securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer’s creditworthiness declines or when the rate of inflation increases, although they’re generally less sensitive to such changes than longer-term securities.

The fund’s ability to concentrate its investments in the banking industry could increase risks. The profitability of banks, and therefore the credit quality of their securities, depends largely on the availability and cost of funds, which can change depending upon economic conditions and governmental policies. Banks are also exposed to losses if borrowers get into financial trouble and can’t repay their loans.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S.

3

Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund is able to invest in securities issued by private companies, which subjects it to credit risk, which refers to the possibility that the issuer of a security will not be able to make principal or interest payments.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table on the next page give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and Investor A, B, C and Institutional Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

Institutional Shares were launched in October 1989, Investor A Shares were launched in January 1993, Investor B Shares were launched in September 1995 and Investor C Shares were launched in October 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Investor A and Investor B Shares. The actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares. Investor A Shares of the fund had expenses of .89% of average daily net assets (after waivers and reimbursements) and Investor B Shares and Investor C Shares of the fund each had expenses of 1.49% of average daily net assets (after waivers and reimbursements) for the fiscal year ended September 30, 2003.

4

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/03

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date
Money Market; Inv A
Return Before Taxes	0.41%	1.69%	3.07%	3.92%	10/04/89
Money Market; Inv B
Return Before Taxes	0.08%	1.17%	2.49%	3.41%	10/04/89
Money Market; Inv C
Return Before Taxes	0.08%	1.17%	2.49%	3.39%	10/04/89
Money Market; Inst
Return Before Taxes	0.88%	2.17%	3.53%	4.39%	10/04/89
*	The chart and the table both assume reinvestment of dividends and distributions.

5

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Processing Fees: Fees that are paid to service organizations that provide processing and administrative services for shareholder accounts.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B, C and Institutional Shares of the fund. The table is based on expenses for the fiscal year ended September 30, 2003 and may not reflect expenses of the fund after February 1, 2005.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares	Institutional Shares
Advisory fees	.40%	.40%	.40%	.40%
Distribution (12b-1) fees	.10%	.75%	.75%	.00%
Other expenses	.71%	.71%	.71%	.22%
Service fees	.25%	.25%	.25%	.00%
Processing fees	.15%	.15%	.15%	.00%
Other	.31%	.31%	.31%	.22%
Total annual fund operating expenses	1.21%	1.86%	1.86%	.62%
Fee waivers and expense reimbursements*	.32%	.37%	.37%	.20%
Net expenses*	.89%	1.49%	1.49%	.42%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .89% (for Investor A Shares), 1.49% (for Investor B and C Shares) and ..42% (for Institutional Shares) of average daily net assets until February 1, 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$91	$352	$634	$1,438
B Shares*	$152	$549	$971	$1,979**/$1,900***
C Shares*	$152	$549	$971	$2,150
Institutional Shares	$43	$178	$326	$ 755
*	These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of the fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of the fund that are purchased from the Company and not acquired by exchange.
**	Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
***	Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).

6

Financial Highlights

The financial information in the table on the next page shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund’s independent auditors for the fiscal years shown below. The auditor’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request. (See back cover for ordering instructions.) Deloitte & Touche LLP has been appointed as the Company’s independent auditors for the current fiscal year.

7

FINANCIAL HIGHLIGHTS

(For an Investor A, B, C or Institutional Share Outstanding Throughout Each Period)

Money Market Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income	0.0056	0.0139	0.0449	0.0539	0.0441	0.0014	0.0079	0.0389	0.0475	0.0371

Total from investment operations	0.0056	0.0139	0.0449	0.0539	0.0441	0.0014	0.0079	0.0389	0.0475	0.0371

Less distributions
Distributions from net investment income	(0.0056)	(0.0139)	(0.0449)	(0.0539)	(0.0441)	(0.0014)	(0.0079)	(0.0389)	(0.0475)	(0.0371)

Total distributions	(0.0056)	(0.0139)	(0.0449)	(0.0539)	(0.0441)	(0.0014)	(0.0079)	(0.0389)	(0.0475)	(0.0371)

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.57%	1.39%	4.59%	5.53%	4.50%	0.14%	0.79%	3.96%	4.85%	3.77%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$451,676	$539,268	$531,518	$405,740	$486,578	$13,490	$21,864	$15,853	$6,371	$5,414
Ratios of expenses to average net assets
Net expenses	0.89%	0.89%	0.89%	0.85%	0.80%	1.34%	1.49%	1.49%	1.49%	1.49%
Total expenses	1.11%	1.08%	1.07%	1.03%	0.99%	1.86%	1.83%[1]	1.82%[1]	1.82%[1]	1.83%[1]
Ratios of net investment income to average net assets
After advisory/administration fee waivers	0.57%	1.38%	4.43%	5.37%	4.40%	0.15%	0.77%	3.64%	4.84%	3.71%
Before advisory/administration fee waivers	0.36%	1.19%	4.25%	5.19%	4.21%	(0.37)%	0.42%[1]	3.31%[1]	4.51%[1]	3.37%[1]

	INVESTOR C SHARES					INSTITUTIONAL SHARES
	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00	Year Ended 9/30/99
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income	0.0014	0.0078	0.0389	0.0475	0.0371	0.0103	0.0186	0.0496	0.0582	0.0478

Total from investment operations	0.0014	0.0078	0.0389	0.0475	0.0371	0.0103	0.0186	0.0496	0.0582	0.0478

Less distributions
Distributions from net investment income	(0.0014)	(0.0078)	(0.0389)	(0.0475)	(0.0371)	(0.0103)	(0.0186)	(0.0496)	(0.0582)	(0.0478)

Total distributions	(0.0014)	(0.0078)	(0.0389)	(0.0475)	(0.0371)	(0.0103)	(0.0186)	(0.0496)	(0.0582)	(0.0478)

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.14%	0.79%	3.96%	4.85%	3.77%	1.04%	1.87%	5.08%	5.98%	4.89%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$2,197	$7,873	$9,429	$4,134	$4,268	$2,006,202	$2,462,579	$2,507,649	$2,231,404	$2,076,083
Ratios of expenses to average net assets
Net expenses	1.35%	1.49%	1.49%	1.49%	1.49%	0.42%	0.42%	0.42%	0.42%	0.42%
Total expenses	1.86%	1.83%[1]	1.82%[1]	1.82%[1]	1.83%[1]	0.62%	0.61%	0.60%	0.60%	0.61%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	0.15%	0.79%	3.68%	4.77%	3.71%	1.04%	1.86%	4.96%	5.83%	4.78%
Before advisory/administration fee waivers	(0.35)%	0.45%[1]	3.35%[1]	4.44%[1]	3.37%[1]	0.84%	1.67%	4.79%	5.65%	4.59%

[1]	Certain prior year amounts were reclassified to conform to current year presentation.

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About Your Investment

Buying Investor Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment. A person who gets compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund’s net asset value.

Buying Institutional Shares

Institutional Shares are offered without a sales charge to:

■	Institutional and individual investors with a minimum investment of $2 million
■	Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:

■	acts in a fiduciary capacity (excluding participant-directed employee benefit plans)
■	otherwise has investment discretion or
■	acts as custodian for at least $2 million in assets

■	Registered investment advisers with a minimum investment of $250,000

Purchase orders may be placed by calling (800) 441-7450.

What Price Per Share Will You Pay?

A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. When you buy Investor or Institutional Shares you pay the NAV/share. Although the fund described in this Prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The fund’s investments are valued based on the amortized cost method described in the SAI.

When you buy Investor Shares PFPC Inc. (PFPC), the Company’s transfer agent, will probably receive your order from your

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registered representative. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before 12:30 p.m. (Eastern time) on each day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open will be priced based on the next NAV calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m. but before 4 p.m. on each day the NYSE and the Federal Reserve Bank of Philadelphia are open will be priced based on the next NAV calculated on that day, but shareholders will not receive dividends for that day.

Investor B and C shares are only offered pursuant to the Company’s exchange privilege and cannot be purchased by you directly.

Institutional Shares are sold at the net asset value per share determined after an order is received by PFPC Inc., the Company’s transfer agent. A purchase order for the fund may be made by telephoning (800) 441-7450 before 12:30 p.m. (Eastern time) on a day the New York Stock Exchange (the NYSE) and the Federal Reserve Bank of Philadelphia are open. If your order is received before 12:30 p.m. (Eastern time) on a day the NYSE and the Federal Reserve Bank of Philadelphia are open, it will be executed at 12:30 p.m. (Eastern time). If payment for such order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12:30 p.m. (Eastern time).

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

NAV is calculated separately for each class of shares of the fund at 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve Bank of Philadelphia are closed. The fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the NYSE is closed due to an emergency.

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When Must You Pay?

Payment for an order for Investor Shares must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the first day that the New York Stock Exchange is open (a business day) following PFPC’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative or other financial intermediary will be responsible for any loss to the fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are buying must accompany a completed purchase application. The Company does not accept third party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call BlackRock Funds c/o PFPC Inc. at (800) 441-7762 before doing so to confirm the wiring instructions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Company’s custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Company, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Company to identify you. The Company may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Company may use a third party to obtain and verify this information. The Company may not be able to establish an account if you do not provide the necessary information.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan.

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The minimum investment for the initial purchase of Institutional Shares is:

■	$2 million for institutions and individuals
■	$250,000 for registered investment advisers

There is no minimum requirement for later investments. The Company does not accept third party checks as payment for shares.

The Company may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Company, meets the minimum investment requirement.

The Company may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.

Distribution and Service Plan

The Company has adopted a plan (the Plan) that allows the Company to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing and processing fees for certain services provided to its shareholders.

Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and PNC Bank affiliates (including BlackRock) for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of .10% per year of the average daily net asset value of the fund attributable to Investor A Shares. All Investor B and C Shares pay a maximum of .75% per year. Institutional Shares do not pay a distribution fee.

Under the Plan, the Company also pays shareholder servicing and shareholder processing fees to BlackRock in return for certain support services for Investor A, B and C shareholders. BlackRock may enter into arrangements with Service Organizations (including PNC Bank and its affiliates) whereby the Service

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Organizations provide the support services to their customers who own Investor Shares in return for these fees. The Company may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor Shares of the fund. All Investor Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Investor Shares of up to .15% per year of the average daily net asset value of Investor Shares of the fund, Service Organizations (including BlackRock) may provide one or more of these additional services:

(1)	Processing purchase and redemption requests from customers and placing orders with the Distributor;
(2)	Processing dividend payments from the Company on behalf of customers;
(3)	Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
(4)	Providing other similar services.

Institutional Shares do not pay a shareholder servicing or shareholder processing fee.

Although BlackRock generally pays these shareholder servicing and shareholder processing fees to Service Organizations whose customers own Investor Shares, BlackRock may retain a portion of the shareholder servicing fees and a significant portion of the shareholder processing fees in return for providing services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the fund’s shares.

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Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the fund). BlackRock, the Distributor and their affiliates may pay affiliated and unaffiliated Service Organizations compensation for the sale and distribution of shares of the fund or for services to the fund and shareholders. These payments (Additional Payments) would be in addition to the payments by the fund described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. Additional Payments generally are made available to all qualified Service Organizations when they are in effect, subject to applicable NASD regulations. The aggregate amount of Additional Payments may be substantial. For more information on Additional Payments, see the SAI.

Selling Shares

You can redeem Investor Shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your Investor Shares at the next net asset value (NAV) calculated after your order is received by the fund’s transfer agent minus any applicable contingent deferred sales charge (CDSC) and/or redemption/exchange fee applicable to the Company’s equity or bond funds. Each of the CDSC and redemption/exchange fee is assessed without regard to the other. See “Market Timing and Redemption/Exchange Fees” below. Investor Shares may be redeemed by sending a properly signed written redemption request to BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019.

You can also make redemption requests with respect to Investor Shares through your registered investment professional, who may charge for this service. Shareholders should indicate whether they

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are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of the fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed Investor Shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds until the earlier of 10 days after the purchase date or until the check has cleared.

Upon request, the Company will provide the holders of Investor A Shares with checkwriting privileges. An investor who wants to use this checkwriting redemption procedure must complete the checkwriting application and signature card when completing the account application. Investors interested in obtaining the checkwriting option on existing accounts may contact PFPC at (800) 441-7762. The checkwriting option is not available in connection with the redemption of Investor B or Investor C Shares.

Holders of Institutional Shares may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at the NAV per share next determined after receipt of the redemption order. See “Market Timing and Redemption/Exchange Fees” below. The Company, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Company and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed Institutional Shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the same business day, provided that the fund’s custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4 p.m. (Eastern time) or on a day when the fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund’s custodian is open for business. Redemption orders for Institutional Shares in excess of $10 million per investor submitted between 12 noon and 12:30 p.m. normally will be wired on the next business day on which the fund’s custodian is open for business. The Company reserves the

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right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Company, an earlier payment could adversely affect the fund.

The Company doesn’t charge for redemptions or for wiring redemption payments.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Mail Stop WR-R100-04-7, Wilmington, DE 19809.

The Company is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds at 100 Bellevue Parkway, Mail Stop WR-R100-04-07, Wilmington, DE 19809.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption/Exchange Fees

The interests of long-term shareholders and the Company’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and may have an adverse effect on all shareholders. If the Company believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption/exchange fees, as described below. For transactions

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placed directly with the Company, the Company may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Company. Certain accounts, however, include multiple investors and such accounts typically provide the Company with a net purchase or redemption request on any given day where purchases and redemptions of shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Company. While the Company monitors for market timing activity, the Company may be unable to identify such activities because the netting effect often makes it more difficult to locate and eliminate market timers from the fund. Identification of market timers may also be limited by operational systems and technical limitations.

Each of the equity funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Each of the High Yield Bond and International Bond Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 90-day period, or 30-day period, as the case may be, begins with each acquisition of Investor Shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption/exchange fee is for the benefit of the remaining shareholders of the fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The redemption/

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exchange fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Company, (iii) accounts of trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship.

The Company reserves the right to modify or eliminate these waivers at any time.

Expedited Redemptions of Investor Shares

If a holder of Investor Shares has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Payment for redeemed shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the same business day, provided that the fund’s custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4 p.m. (Eastern time) or on a day when the fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund’s custodian is open for business. Redemption orders in excess of $10 million per investor submitted between 12 noon and 12:30 p.m. normally will be wired on the next business day on which the fund’s custodian is open for business. The Company reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Company, an earlier payment could adversely affect the fund. You are responsible for any charges imposed by your bank for this service. Once authorization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are

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genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

The Company's Rights

The Company may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Company may redeem a shareholder’s account in the fund at any time if the net asset value of the account in the fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

Management

BlackRock Funds’ Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $323.5 billion of assets under management as of September 30, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, Inc.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the fund is BlackRock Institutional Management Corporation.

The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 100 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily and payable monthly. For the fiscal year ended September 30, 2003, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets were .20%.

The maximum annual advisory fees that can be paid to BlackRock on behalf of the fund (as a percentage of average daily net assets) are as follows:

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.450%
$1 billion-$2 billion	.400%
$2 billion-$3 billion	.375%
more than $3 billion	.350%

As discussed above, BlackRock has agreed contractually to cap net expenses of each share class of the fund (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) at the levels shown in the fund’s expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares through February 1, 2005 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

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Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are declared daily and paid monthly within ten business days after the end of the month. The Company’s Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12:30 p.m. (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12:30 p.m. (Eastern time) do not receive dividends for that day.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Company’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

Taxation of Distributions

Distributions paid out of the fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

Use of the exchange privilege for Investor Shares will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to Federal, state and local income tax.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about Federal, state and local tax consequences of owning shares of the Company.

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Services for Shareholders

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling BlackRock Funds c/o PFPC Inc. at (800) 441-7762.

Exchange Privilege for Investor Shares

BlackRock Funds offers 47 different funds, enough to meet virtually any investment need. Once you are a holder of Investor Shares, you have the right to exchange Investor A, B, or C Shares from one fund to Investor A, B, or C Shares of another to meet your changing financial needs.

You can exchange $500 (or any other applicable minimum) or more from one fund into another. Investor A, Investor B, and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) The Company’s equity and bond funds have sales charges. Therefore the exchange of Investor A Shares may be subject to that sales charge. Investor A Shares of a money market fund that were obtained with the exchange privilege and that originally were shares of an equity or bond fund (and therefore subject to a sales charge) can be exchanged for Investor A Shares of an equity or bond fund based on their respective net asset values. Such exchanges may be subject to the difference between the sales charge originally paid and the sales charge (if any) payable on the newly acquired shares. Exchanges of shares of a money market fund for Investor B or C Shares of an equity or bond fund will be subject to a contingent deferred sales charge upon the sale of these B or C Shares. The equity and bond funds may also be subject to the Company’s 2% redemption/exchange fee. See “Market Timing and Redemption/Exchange Fees” above. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

To make an exchange, you must send a written request to BlackRock Funds c/o PFPC Inc. at P.O. Box 9819, Providence, RI 02940-8019. You can also make exchanges via telephone automatically, unless you previously indicated that you did not

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want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the form contact PFPC. The Company has the right to reject any telephone request.

The Company may suspend or terminate your exchange privilege at any time, including if the Company believes in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption Exchange Fee” above.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

Automatic Investment Plan (AIP) for Investor Shares

If you would like to establish a regular, affordable investment program, BlackRock Funds makes it easy to set up. As a holder of Investor Shares in the fund, you can arrange for periodic investments through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

Retirement Plans for Investor Shares

Investor Shares may be purchased in conjunction with individual retirement accounts (IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, RI 02940-8019 or call 1-800-441-7762. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP) for Investor Shares

This feature can be used by holders of Investor Shares who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current investment of $10,000 or more in Investor Shares in the fund. Shareholders can elect to receive cash payments of $50 or more monthly, every other month, quarterly, semi-annually or annually. Shareholders

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may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income, the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If an investor purchases additional Investor A Shares of an equity or bond fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No applicable CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, holders of Investor Shares please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762 and holders of Institutional Shares please contact BlackRock Funds at (800) 441-7450.

Internet Transactions for Investor Shares

Holders of Investor Shares in the fund may view their account balance and activity through the BlackRock website. To use this service, you will need a browser that supports Microsoft Internet Explorer version 4.5 or higher or Netscape Navigator 4.0 or higher.

The total purchase amount will be debited directly from your bank account via the Automated Clearing House (ACH) system. Purchases made on the Internet using the ACH system will have a trade date that is the day after the purchase is made. Proceeds

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from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Company will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Applications may be down loaded from www.blackrock.com. Please read the Internet Services Disclosure Agreement and the User Agreement before attempting to transact online.

The Company employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Company in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Company, or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company’s annual and semi-annual reports and prospectuses have been posted on the Company’s website on the Internet if they enroll in the Company’s electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1)  Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2)  Log on to www.investordelivery.com.

3)  Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1)  Log on to http://funds.blackrock.com.

2)  Click on Electronic Delivery icon on either side of your screen.

3)  Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

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For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the fund’s investments. The annual report lists portfolio holdings and includes the fund’s financial statements.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2004, as supplemented October 27, 2004 has been filed with the SEC. The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company’s annual and semi-annual reports, by calling (800) 441-7762 if you hold Investor Shares and (800) 441-7450 if you hold Institutional Shares. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762 if you hold Investor Shares and (800) 441-7450 if you hold Institutional Shares.

Purchases and Redemptions

Call your registered representative or (800) 441-7762 if you hold Investor Shares and (800) 441-7450 if you hold Institutional Shares.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Written Correspondence

For holders of Investor Shares:

Post Office Address: BlackRock Funds, c/o PFPC Inc.

P.O. Box 9819, Providence, RI 02940-8019

Street Address: BlackRock Funds, c/o PFPC Inc.

760 Moore Road, King of Prussia, PA 19406-1212

For holders of Institutional Shares:

BlackRock Funds

100 Bellevue Parkway

Mail Stop WR-R100-04-07

Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals

9 a.m. to 6 p.m. (Eastern time), Monday-Friday.

Call: (888) 825-2257

Portfolio Characteristics and Holdings

For additional information, as well as more current information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (888) 825-2257.

Securities and Exchange Commission

You may also view and copy public information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

MMPRXPRO 11/04